                                                                   EXHIBIT 10(A)

                                                               [EXECUTION COPY]

===============================================================================

                                   $75,000,000

                                CREDIT AGREEMENT

                                   dated as of

                                November 30, 2001

                                      among

                            SIERRA PACIFIC RESOURCES,

                         UNION BANK OF CALIFORNIA, N.A.,
                  as Sole Bookrunner and Administrative Agent,

                             WELLS FARGO BANK, N.A.,
                              as Syndication Agent,

                                       and

                                  BANK ONE, NA,
                                 BNP PARIBAS and
                               MELLON BANK, N.A.,
                           as Co-Documentation Agents,

                                       and

                   the LENDERS party hereto from time to time

                                 Co-Arranged By

                       UNION BANK OF CALIFORNIA, N.A. and
                             WELLS FARGO BANK, N.A.

===============================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ARTICLE I        DEFINITIONS; CONSTRUCTION....................................1

         SECTION 1.01  Defined Terms..........................................1
         SECTION 1.02  Classification of Loans and Borrowings................15
         SECTION 1.03  Terms Generally.......................................15
         SECTION 1.04  Accounting Terms; GAAP................................16

ARTICLE II       THE CREDITS.................................................16

         SECTION 2.01  The Commitments.......................................16
         SECTION 2.02  Loans and Borrowings..................................16
         SECTION 2.03  Requests for Revolving Borrowings.....................17
         SECTION 2.04  Funding of Borrowings.................................18
         SECTION 2.05  Interest Elections....................................18
         SECTION 2.06  Termination, Reduction and Extension of Commitments...19
         SECTION 2.07  Repayment of Loans; Evidence of Debt..................22
         SECTION 2.08  Prepayment of Loans...................................23
         SECTION 2.09  Fees..................................................23
         SECTION 2.10  Interest..............................................24
         SECTION 2.11  Alternate Rate of Interest............................24
         SECTION 2.12  Increased Costs.......................................25
         SECTION 2.13  Break Funding Payments................................26
         SECTION 2.14  Taxes.................................................26
         SECTION 2.15  Payments Generally; Pro Rata Treatment; Sharing of
                       Set-offs..............................................27
         SECTION 2.16  Mitigation Obligations; Replacement of Lenders........29

ARTICLE III      REPRESENTATIONS AND WARRANTIES..............................29

         SECTION 3.01  Corporate Status......................................29
         SECTION 3.02  Corporate Power and Authorization.....................30
         SECTION 3.03  Execution and Binding Effect..........................30
         SECTION 3.04  Governmental Approvals and Filings....................30
         SECTION 3.05  Absence of Conflicts..................................30
         SECTION 3.06  Audited Financial Statements..........................31
         SECTION 3.07  Interim Financial Statements..........................31
         SECTION 3.08  Absence of Undisclosed Liabilities....................31
         SECTION 3.09  Absence of Material Adverse Change....................31
         SECTION 3.10  Accurate and Complete Disclosure......................32
         SECTION 3.11  Margin Regulations....................................32
         SECTION 3.12  Litigation............................................32
         SECTION 3.13  Absence of Events of Default..........................32
         SECTION 3.14  Absence of Other Conflicts............................32
         SECTION 3.15  Insurance.............................................33
         SECTION 3.16  Title to Property; No Liens...........................33
         SECTION 3.17  Taxes.................................................33

                                TABLE OF CONTENTS
                                   (Continued)


                                                                            Page
                                                                            ----
         SECTION 3.18  Borrower Not An Investment Company; PUHCA Exemption...33
         SECTION 3.19  Environmental Matters.................................34
         SECTION 3.20  ERISA.................................................34
         SECTION 3.21  Pari Passu Status.....................................35
         SECTION 3.22  Indebtedness..........................................35

ARTICLE IV       CONDITIONS..................................................36

         SECTION 4.01  Effective Date........................................36
         SECTION 4.02  Conditions to All Loans...............................38

ARTICLE V        AFFIRMATIVE COVENANTS.......................................39

         SECTION 5.01  Basic Reporting Requirements..........................39
         SECTION 5.02  Insurance.............................................42
         SECTION 5.03  Payment of Taxes and Other Potential Charges and
                       Priority Claims.......................................42
         SECTION 5.04  Preservation of Corporate Status and Franchises.......42
         SECTION 5.05  Governmental Approvals and Filings....................43
         SECTION 5.06  Maintenance of Properties.............................43
         SECTION 5.07  Avoidance of Other Conflicts..........................43
         SECTION 5.08  Financial Accounting Practices........................43
         SECTION 5.09  Use of Proceeds.......................................43
         SECTION 5.10  End of Fiscal Periods.................................44

ARTICLE VI       NEGATIVE COVENANTS..........................................44

         SECTION 6.01  Financial Covenants...................................44
         SECTION 6.02  Liens.................................................44
         SECTION 6.03  Mergers...............................................45
         SECTION 6.04  Dispositions of Properties............................46
         SECTION 6.05  Investments and Acquisitions..........................47
         SECTION 6.06  Dividends and Stock Repurchases.......................47
         SECTION 6.07  Transactions with Affiliates..........................47
         SECTION 6.08  Change of Business....................................47
         SECTION 6.09  Equal and Ratable Lien................................47
         SECTION 6.10  Restrictive Agreements................................48
         SECTION 6.11  Limitation on Indebtedness............................48
         SECTION 6.12  Maintenance of Ownership of Significant Subsidiaries..48

ARTICLE VII      DEFAULTS....................................................48

         SECTION 7.01  Events of Default.....................................48
         SECTION 7.02  Consequences of an Event of Default...................51

ARTICLE VIII     THE AGENTS..................................................52

         SECTION 8.01  Appointment...........................................52
         SECTION 8.02  General Nature of Administrative Agent's Duties.......52

                                TABLE OF CONTENTS
                                   (Continued)

                                                                            Page
                                                                            ----
         SECTION 8.03  Exercise of Powers....................................53
         SECTION 8.04  General Exculpatory Provisions........................53
         SECTION 8.05  Administration by the Administrative Agent............54
         SECTION 8.06  Lenders Not Relying on Administrative Agent or
                       Other Lenders.........................................55
         SECTION 8.07  Indemnification.......................................55
         SECTION 8.08  Administrative Agent in its Individual Capacity.......55
         SECTION 8.09  Holders of Notes......................................56
         SECTION 8.10  Successor Administrative Agent........................56
         SECTION 8.11  Additional Administrative Agents......................57
         SECTION 8.12  Calculations..........................................57
         SECTION 8.13  Syndication Agent.....................................57
         SECTION 8.14  Sole Bookrunner.......................................57
         SECTION 8.15  Co-Documentation Agents...............................58

ARTICLE IX       MISCELLANEOUS...............................................58

         SECTION 9.01  Amendments and Waivers................................58
         SECTION 9.02  No Implied Waiver; Cumulative Remedies................59
         SECTION 9.03  Notices...............................................59
         SECTION 9.04  Expenses; Taxes; Indemnity............................60
         SECTION 9.05  Severability..........................................61
         SECTION 9.06  Prior Understandings..................................61
         SECTION 9.07  Duration; Survival....................................61
         SECTION 9.08  Counterparts..........................................61
         SECTION 9.09  Limitation on Payments................................61
         SECTION 9.10  Set-Off...............................................62
         SECTION 9.11  Sharing of Collections................................62
         SECTION 9.12  Successors and Assigns; Participations; Assignments...63
         SECTION 9.13  Governing Law; Submission to Jurisdiction Waiver
                       of Jury Trial; Limitation of Liability................65

                                    SCHEDULES
                                    ---------

Schedule I                 COMMITMENTS
Schedule II                JURISDICTIONS
Schedule III               LITIGATION
Schedule IV                LIENS
Schedule V                 ENVIRONMENTAL CLAIMS
Schedule VI                EXISTING INDEBTEDNESS

                                    EXHIBITS
                                    --------

Exhibit A                  FORM OF ASSIGNMENT AND ACCEPTANCE
Exhibit B                  FORM OF BORROWING REQUEST
Exhibit C                  FORM OF PROMISSORY NOTE

                                      iii-

                                TABLE OF CONTENTS
                                   (Continued)

Exhibit D                  FORM OF QUARTERLY COMPLIANCE CERTIFICATE

                  CREDIT AGREEMENT, dated as of November 30, 2001, among SIERRA PACIFIC RESOURCES, a Nevada corporation, UNION BANK OF CALIFORNIA, N.A., as Sole Bookrunner and Administrative Agent, WELLS FARGO BANK, N.A., as Syndication Agent, BANK ONE, NA, BNP PARIBAS and MELLON BANK, N.A., as Co-Documentation Agents, the LENDERS party hereto from time to time and UNION BANK OF CALIFORNIA, N.A. and WELLS FARGO BANK, N.A., as Co-Lead Arrangers.

                              W I T N E S S E T H:
                              - - - - - - - - - --

                  WHEREAS, the Borrower (as defined below) has requested, and the Lenders (as defined below) have agreed to make available, the credit facilities described below upon the terms and conditions contained herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                            DEFINITIONS; CONSTRUCTION

                  SECTION 1.01  Defined Terms.
                                -------------

                  As used in this Agreement, the following terms have the following meanings:

                  "ABR", when used in reference to any Loan or Borrowing, refers
                   ---
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Acceptable NPC Rate Case" has the meaning assigned to the
                   ------------------------
term "Acceptable Rate Case" in Section 1.01 of the NPC Credit Agreement.

                  "Acceptable SPPC Rate Case" has the meaning assigned to the
                   -------------------------
term "Acceptable Rate Case" in Section 1.01 of the SPPC Credit Agreement.

                  "Acquisition" means any transaction, or any series of related
                   -----------
transactions, consummated after the Effective Date, by which the Borrower and/or any of its Subsidiaries directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person engaged in any ongoing business, whether through purchase of assets, merger or otherwise, (b) acquires control of securities of a Person engaged in an ongoing business representing more than 50% of the ordinary voting power for the election of directors or other governing position if the business affairs of such Person are managed by a board of directors or other governing body or (c) acquires control of more than 50% of the ownership interest in any partnership, joint venture, limited liability company, business trust or other Person engaged in an ongoing business that is not managed by a board of directors or other governing body.

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar
                   ------------------
Revolving Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means Union Bank of California, N.A.,
                   ---------------------
in its capacity as administrative agent for the Lenders hereunder and any successor appointed pursuant to Section 8.10.

                  "Affiliate" means any Person that directly or indirectly
                   ---------
Controls, or is under common Control with, or is Controlled by, another Person, provided that, in any event, any Person that owns directly or indirectly securities having 20% or more of the voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to Control such corporation or other Person.

                  "Agents" means, collectively, the Administrative Agent, the
                   ------
Co-Lead Arrangers, the Sole Bookrunner, the Syndication Agent and the Co-Documentation Agents.

                  "Alternate Base Rate" means, for any day, a rate per annum
                   -------------------
equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "Applicable Percentage" means, with respect to any Lender as
                   ---------------------
of any date of determination, the percentage of the total Commitments as of such date represented by such Lender's Commitment as of such date. If the Commitments have terminated or expired, the Applicable Percentages shall be determined, as of any date of determination, based upon the percentage of the total Loans outstanding as of such date represented by such Lender's Loans outstanding as of such date.

                  "Applicable Rate" means, for any day, with respect to the
                   ---------------
facility fees payable hereunder or with respect to any Eurodollar Revolving Loan or ABR Loan, as the case may be, the applicable rate per annum set forth opposite the caption "Facility Fee", "Eurodollar Spread" or "ABR Spread", as the case may be, in the applicable pricing table set forth below, based on the ratings by S&P and Moody's applicable on such day to the Index Debt of
Borrower:

A. Prior to the Occurrence of Both an Acceptable NPC Rate Case and an Acceptable SPPC Rate Case:

====================================================================================================================
                               Category 1       Category 2        Category 3        Category 4        Category 5
                               ----------       ----------        ----------        ----------        ----------

                             A- or higher    BBB+ or higher     BBB or higher     BBB- or higher    BB+ or lower
                             by S&P and A3   by S&P and Baa1    by S&P and Baa2   by S&P and Baa3   by S&P or Ba1
                             or higher by    or higher by       or higher by      or higher by      or lower by
                             Moody's         Moody's            Moody's           Moody's           Moody's
====================================================================================================================
Facility Fee                     0.10%            0.125%             0.15%             0.20%             0.30%
--------------------------------------------------------------------------------------------------------------------
Eurodollar Spread                0.65%            0.875%             0.975%            1.05%             1.25%
--------------------------------------------------------------------------------------------------------------------
ABR Spread                         0%               0%                 0%              0.05%             0.25%
--------------------------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, in the event that, and at all times during which, the aggregate principal amount of the Loans outstanding hereunder exceeds 50% of the total Commitments, (i) each of the foregoing Eurodollar Spreads shall be increased by (A) in the case of Category 1, 0.10% per annum, (B) in the case of each of Category 2, Category 3 and Category 4, 0.125% per annum, and (C) in the case of Category 5, 0.25% per annum, and (ii) the foregoing ABR Spreads shall be increased by (A) in the case of Category 3, 0.10% per annum, (B) in the case of Category 4, 0.125% per annum, and (C) in the case of Category 5, 0.25% per annum.

B. Upon and After the Occurrence of Both an Acceptable NPC Rate Case and an Acceptable SPPC Rate Case:

====================================================================================================================
                               Category 1       Category 2        Category 3        Category 4        Category 5
                               ----------       ----------        ----------        ----------        ----------

                             A- or higher    BBB+ or higher     BBB or higher     BBB- or higher    BB+ or lower
                             by S&P and A3   by S&P and Baa1    by S&P and Baa2   by S&P and Baa3   by S&P or Ba1
                             or higher by    or higher by       or higher by      or higher by      or lower by
                             Moody's         Moody's            Moody's           Moody's           Moody's
====================================================================================================================
Facility Fee                     0.10%            0.125%            0.15%             0.20%             0.30%
--------------------------------------------------------------------------------------------------------------------
Eurodollar Spread                0.525%           0.75%             0.85%             0.925%            1.125%
--------------------------------------------------------------------------------------------------------------------
ABR Spread                         0%               0%                0%                0%              0.125%
--------------------------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, in the event that, and at all times during which, the aggregate principal amount of the Loans outstanding hereunder exceeds 50% of the total Commitments, (i) each of the foregoing Eurodollar Spreads shall be increased by (A) in the case of Category 1, 0.10% per annum, (B) in the case of each of Category 2, Category 3 and Category 4, 0.125% per annum, and (C) in the case of Category 5, 0.25% per annum, and (ii) the foregoing ABR Spreads shall be increased by (A) in the case of Category 4, 0.05% per annum, and (B) in the case of Category 5, 0.25% per annum.

For purposes of the foregoing pricing tables, (1) if either Moody's or S&P shall not have in effect a rating for the Index Debt of Borrower (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5,
(2) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt of Borrower shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of two Business Days after it is first announced by the applicable rating agency, (3) if more than one Category is applicable at any one time, the Applicable Rate shall be based on the applicable Category having the lowest number (i.e., Category 1 is lower than Category 2), and (4) upon the occurrence of both an Acceptable NPC Rate Case and an Acceptable SPPC Rate Case and at all times thereafter, the pricing table set forth above under the caption "Upon and After the Occurrence of Both an Acceptable NPC Rate Case and an Acceptable SPPC Rate Case" shall be effective. Each change in the Applicable Rate (including any change based on the occurrence of both an Acceptable NPC Rate Case and an Acceptable SPPC Rate Case) shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

                  "Assignment and Acceptance" means an assignment and acceptance
                   -------------------------
entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.12), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Availability Period" means the period from and including the
                   -------------------
Effective Date to but excluding the Revolving Termination Date.

                  "Bankruptcy Code" means Title 11 of the United States Code
                   ---------------
entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto.

                  "Board" means the Board of Governors of the Federal Reserve
                   -----
System of the United States of America.

                  "Borrower" means Sierra Pacific Resources, a Nevada
                   --------
corporation.

                  "Borrowing" means Loans of the same Type, made, converted or
                   ---------
continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Borrowing Request" means a request by the Borrower for a
                   -----------------
Borrowing made in accordance with Section 2.03.

                  "Business Day" means any day that is not a Saturday, Sunday or
                   ------------
other day on which commercial banks in Los Angeles, California are authorized or required by Law to remain closed; provided that, when used in connection with a
                                  --------
Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Lease Obligations" of any Person means all
                   -------------------------
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

                  "Cash Dividend Coverage Ratio" means, for any period, the
                   ----------------------------
ratio of (i) Cash Dividend Income for such period to (ii) Interest Expense for such period.

                  "Cash Dividend Income" means, for any period, the amount of
                   --------------------
all cash dividends received by the Borrower from its Subsidiaries during such period that are paid out of the net income (without giving effect to any extraordinary gains) of such Subsidiaries during such period.

                  "Change in Control" means (a) the acquisition of ownership,
                   -----------------
directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities

Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; or (b) for any period of 12 consecutive calendar months, a majority of the Board of Directors of the Borrower shall no longer be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board or (iii) whose election or nomination to said Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board.

                  "Change in Law" means (a) the adoption of any Law after the
                   -------------
date of this Agreement, (b) any change in any Law or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's Parent, if any) with any request, guideline or directive (whether or not having the force of Law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Class", when used in reference to any Loan or Borrowing,
                   -----
refers to such Loan, or the Loans comprising such Borrowing, as Revolving Loans.

                  "Code" means the Internal Revenue Code of 1986 and the
                   ----
regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Co-Documentation Agents" means Bank One, NA, BNP Paribas and
                   -----------------------
Mellon Bank, N.A.

                  "Co-Lead Arrangers" means Union Bank of California, N.A. and
                   -----------------
Wells Fargo Bank, N.A.

                  "Commitment" means, with respect to each Lender, the
                   ----------
commitment of such Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) terminated or reduced from time to time pursuant to Section 2.06 or 7.02 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.12. The initial amount of each Lender's Commitment is set forth on
Schedule I or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders' Commitments shall in no event exceed $75,000,000.

                  "Contingent Obligation" means, for any Person, any direct or
                   ---------------------
indirect contractual obligation with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of
                                                     -------------------
another Person (the "primary obligor"), including, without limitation, any
                     ---------------
obligation of such Person, whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any Property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor prior to such obligation being a stated or determinable amount, or (c) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, except as specified in clause (b)(ii) above.

                  "Control" of a Person (including, with its correlative
                   -------
meanings, "Controlled by" and "under common Control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of such Person.

                  "Default" means any event, act or condition which upon notice,
                   -------
lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Default Interest" has the meaning assigned to such term in
                   ----------------
Section 2.10(c).

                  "Dollars" or "$" refers to freely transferable lawful money of
                   -------      -
the United States of America.

                  "Effective Date" means the date on which the conditions
                   --------------
specified in Section 4.01 are satisfied (or waived in accordance with Section 9.01).

                  "Environmental Claims" means any and all administrative,
                   --------------------
regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

                  "Environmental Law" means any Federal, state, foreign or
                   -----------------
local statute, Law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. [sec] 9601 et seq.; the Resource Conservation and
                                    -- ----
Recovery Act of 1976, 42 U.S.C. [sec] 6901 et seq.; the Federal Water Pollution
                                           -- ----
Control Act, 33 U.S.C. [sec] 1251 et seq.; the Toxic Substances Control Act, 15
                                  -- ----
U.S.C. [sec] 2601 et seq.; the Clean Air Act, 42 U.S.C. [sec] 7401 et seq.;
                  -- ----                                          -- ----
the Safe Drinking Water Act, 42 U.S.C. [sec] 3803 et seq.; the Oil Pollution
                                                  -- ----
Act of 1990, 33 U.S.C. [sec] 2701 et seq.; the Emergency Planning and the
                                  -- ----
Community Right-to-Know Act of 1986, 42 U.S.C. [sec] 11001 et seq.; the
                                                           -- ----
Hazardous Material Transportation Act, 49 U.S.C. [sec] 1801 et seq. and the
                                                            -- ----

Occupational Safety and Health Act, 29 U.S.C. [sec] 651 et seq.; and any state
                                                        -- ----
and local or foreign counterparts or equivalents, in each case as amended from time to time.

                  "ERISA" means the Employee Retirement Income Security Act of
                   -----
1974 and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" means any corporation or trade or business
                   ---------------
that is a member of any group of organizations described in Section 414(b) or
(c) of the Code of which the Borrower is a member.

                  "Eurodollar", when used in reference to any Loan or Borrowing,
                   ----------
refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
                   ----------------
Section 7.01.

                  "Excluded Taxes" means, with respect to the Administrative
                   --------------
Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with Section 2.14(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14(a).

                  "Existing Credit Agreements" means (a) the 364-Day Credit
                   --------------------------
Agreement, dated as of August 15, 2001, between the Borrower and The Bank of New York, and (b) the Credit Agreement, dated as of September 10, 2001, between the Borrower and Wells Fargo Bank, N.A., in each case as amended through the date hereof.

                  "Existing Indebtedness" has the meaning assigned to such term
                   ---------------------
in Section 3.22.

                  "Extension Request" has the meaning assigned to such term in
                   -----------------
Section 2.06(e).

                  "Extension Request Notice" has the meaning assigned to such
                   ------------------------
term in Section 2.06(e).

                  "Extension Request Period" has the meaning assigned to such
                   ------------------------
term in Section 2.06(e).

                  "Federal Funds Effective Rate" means, for any day, the
                   ----------------------------
weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next
1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letter" has the meaning assigned to such term in Section
                   ----------
2.09(b).

                  "Foreign Lender" means any Lender that is organized under the
                   --------------
Laws of a jurisdiction other than the United States of America, each State thereof and the District of Columbia.

                  "Foreign Pension Plan" means any plan, fund (including,
                   --------------------
without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "GAAP" means generally accepted accounting principles in the
                   ----
United States of America applied in a consistent manner.

                  "Governmental Action" means any authorization, approval,
                   -------------------
order, decree, ruling or other action by, or notice to or filing with, any Governmental Authority.

                  "Governmental Authority" means the government of the United
                   ----------------------
States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, bureau, instrumentality, regulatory body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Hazardous Materials" means (a) any petroleum or petroleum
                   -------------------
products, radioactive materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any Governmental Authority.

                  "Hedging Agreements" means interest rate swap, cap or collar
                   ------------------
agreements, interest rate future or option contracts, and other similar agreements designed to protect against fluctuations in interest rates.

                  "Indebtedness" of any Person means, (a) obligations created,
                   ------------
issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; and (f) any guarantee or other arrangement by which such Person guarantees or is otherwise liable for the Indebtedness of others; provided,
                                                                  --------
however, that "Indebtedness" shall not include Secured Nonrecourse Obligations.
-------

                  "Indemnified Parties" means each Agent, the Lenders, their
                   -------------------
respective Affiliates, and the directors, officers, employees, attorneys and agents of each of the foregoing.

                  "Indemnified Taxes" means all Taxes other than Excluded Taxes.
                   -----------------

                  "Index Debt of Borrower" means the senior, unsecured,
                   ----------------------
long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person or subject to any credit enhancement.

                  "Interest Election Request" means a request by the Borrower to
                   -------------------------
convert or continue a Borrowing in accordance with Section 2.05.

                  "Interest Expense" means, for any period, the gross interest
                   ----------------
expense of the Borrower for such period determined in accordance with GAAP, including (a) the amortization of debt discounts, (b) the amortization of all fees (including fees with respect to Hedging Agreements) payable in connection with the incurrence of Indebtedness to the extent included in interest expense in accordance with GAAP and (c) the portion of any payments or accruals with respect to Capital Lease Obligations of the Borrower that are allocable to interest expense in accordance with GAAP. For purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the Borrower with respect to Hedging Agreements.

                  "Interest Payment Date" means (a) with respect to any ABR
                   ---------------------
Loan, each Quarterly Date, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

                  "Interest Period" means, with respect to any Eurodollar
                   ---------------
Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (a) if any
                                                     --------
Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Investment" means, when used in connection with any Person,
                   ----------
any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership
                                                      ---------
and joint venture interests of such Person but excluding any Wholly-Owned
                                               ---------
Subsidiary of such Person. The amount of any Investment shall be the amount actually invested (minus any return of capital with respect to such Investment
                   -----
which has actually been received in cash or has been converted into cash), without adjustment for subsequent increases or decreases in the value of such Investment.

                  "Law" shall mean any law (including common law), constitution,
                   ---
statute, treaty, convention, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

                  "Lenders" means the Persons listed on Schedule I and any other
                   -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing
                   ---------
for any Interest Period, the average of the offered rates for Dollar deposits for the applicable Interest Period which appear on the Telerate Page 3750, British Bankers Association Interest Settlement Rates, with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York, New York time) on the date which is two Business Days prior to the commencement of such Interest Period.

                  "Lien" means, with respect to any Property, any mortgage,
                   ----
lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                  "Loan Documents" means this Agreement, each Borrowing Request,
                   --------------
each Interest Election Request, each Note and the Fee Letter.

                  "Loans" means Revolving Loans.
                   -----

                  "Material Adverse Effect" means (a) a material adverse effect
                   -----------------------
on (i) the Property, business, operations, financial condition, prospects, liabilities or capitalization of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower to perform its obligations hereunder,
(iii) the validity or enforceability of this Agreement, (iv) the rights and remedies of the Lenders and the Administrative Agent hereunder or (v) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith and (b) a material adverse change in the facts and information regarding the Borrower and its Subsidiaries submitted in writing to the Administrative Agent and/or the Lenders by the Borrower.

                  "Moody's" means Moody's Investors Service, Inc. and its
                   -------
successors and assigns; provided that if such corporation (or its successors and
                        --------
assigns) shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency approved for purposes hereof by the Required Lenders and the Borrower.

                  "Multiemployer Plan" means a multiemployer plan defined as
                   ------------------
such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Note" has the meaning assigned to such term in Section
                   ----
2.07(f).

                  "NPC" means Nevada Power Company, a Nevada corporation.
                   ---

                  "NPC Credit Agreement" means the Credit Agreement, dated as
                   --------------------
of November 30, 2001, among NPC, Union Bank of California, N.A., as Administrative Agent and Sole Bookrunner, Wells Fargo Bank, N.A., as Syndication Agent, Bank One, NA, BNP Paribas and Mellon Bank, N.A., as Co-Documentation Agents, the lenders party thereto from time to time, and Union Bank of California, N.A. and Wells Fargo Bank, N.A., as Co-Lead Arrangers, as the same may be amended, supplemented or otherwise modified from time to time.

                  "NPC First Mortgage Bonds" means obligations issued from time
                   ------------------------
to time under, and secured by, the NPC First Mortgage Indenture.

                  "NPC First Mortgage Indenture" means the Indenture of
                   ----------------------------
Mortgage, dated as of October 1, 1953, from NPC to Bankers Trust Company (successor to First Interstate Bank of Nevada, N.A., formerly First National Bank of Nevada, Reno Nevada), as trustee, as modified, amended or supplemented at any time or from time to time by supplemental indentures.

                  "NPC General and Refunding Mortgage Indenture" means the
                   --------------------------------------------
General and Refunding Mortgage Indenture, dated as of May 1, 2001, between NPC and The Bank of New York, as trustee, as the same may be amended, modified or supplemented from time to time.

                  "Obligations" means all Indebtedness, obligations and
                   -----------
liabilities of the Borrower to any Lender or any Agent from time to time arising under or in connection with or related to or evidenced by or secured by this Agreement or any other Loan Document, and all extensions, renewals or refinancings thereof, whether such Indebtedness, obligations or liabilities are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising. Without limitation of the foregoing, such Indebtedness, obligations and liabilities shall include the principal amount of all Loans, all interest, fees, indemnities or expenses under or in connection with this Agreement or any other Loan Document, and all extensions, renewals and refinancings thereof, whether or not such Loans were made in compliance with the terms and conditions of this Agreement or in excess of the obligation of the Lenders to lend. Obligations shall remain obligations notwithstanding any assignment or transfer or any subsequent assignment or transfer of any of the Obligations or any interest therein.

                  "Other Taxes" means any and all present or future stamp or
                   -----------
documentary taxes or any other excise or Property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "Parent" means any Person that Controls a Lender.
                   ------

                  "Participant" has the meaning assigned to such term in Section
                   -----------
9.12(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any
                   ----
entity succeeding to any or all of its functions under ERISA.

                  "Permitted Liens" has the meaning assigned to such term in
                   ---------------
Section 6.02.

                  "Person" means any natural person, corporation, limited
                   ------
liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means an employee benefit or other plan established or
                   ----
maintained by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Prime Rate" means the rate of interest per annum publicly
                   ----------
announced from time to time by Union Bank of California, N.A. in Los Angeles, California, as the Union Bank Reference Rate, the Prime Rate to change when and as such Reference Rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Union Bank of California, N.A. may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "Principal Office" means the principal office of Union Bank of
                   ----------------
California, N.A., located on the date hereof at 445 South Figueroa Street, Los Angeles, California 90071.

                  "Projections" means forecasted (a) balance sheets, (b) income
                   -----------
statements, and (c) cash flow statements, in each case, for the Borrower and its Subsidiaries, on a consolidated basis, and prepared on a consistent basis with the Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                  "Property" means any right or interest in or to property of
                   --------
any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Purchasing Lender" has the meaning assigned to such term in
                   -----------------
Section 9.12(c).

                  "Quarterly Dates" means the last day of March, June, September
                   ---------------
and December in each year, the first of which shall be the first such day after the date hereof; provided that if any such day is not a Business Day, then such
                 --------
Quarterly Date shall be the next succeeding Business Day (unless such succeeding Business Day falls in a subsequent calendar month, in which event such Quarterly Date shall be the next preceding Business Day).

                  "Register" has the meaning assigned to such term in Section
                   --------
9.12(d).

                  "Related Parties" means, with respect to any specified Person,
                   ---------------
such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Release" means the disposing, discharging, injecting,
                   -------
spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

                  "Reportable Event" means an event described in Section 4043(c)
                   ----------------
of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection ..22, .23, .25, .27 or .28 of PBGC Regulation Section 4043 (provided that a failure to meet the minimum funding standard of Section 412 of the Code or
Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code).

                  "Required Lenders" means (a) so long as the Commitments remain
                   ----------------
in effect, Lenders having Commitments representing 51% or more of the sum of the total Commitments at such time, or (b) if the Commitments have terminated, Lenders holding 51% or more of the aggregate principal amount of the Loans outstanding at such time.

                  "Responsible Officer" means the Treasurer, the Assistant
                   -------------------
Treasurer, the Chief Financial Officer or the Controller.

                  "Revolving Credit Exposure" means, with respect to any Lender
                   -------------------------
at any time, the aggregate outstanding principal amount of such Lender's Revolving Loans at such time.

                  "Revolving Loan" has the meaning assigned to such term in
                   --------------
Section 2.01(a).

                  "Revolving Termination Date" means the earlier to occur of (a)
                   --------------------------
November 28, 2002, or such date after November 28, 2002 to which the Commitments are extended in accordance with Section 2.06(e) and (b) the date the Obligations and Commitments under this Agreement terminate, whether by prepayment, cancellation, acceleration or otherwise.

                  "S&P" means Standard & Poor's Ratings Group, a division of The
                   ---
McGraw Hill Companies, Inc., and its successor and assigns; provided that if such corporation (or its successors and assigns) shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency approved for purposes hereof by the Required Lenders and the Borrower.

                  "Secured Nonrecourse Obligations" means and includes (a)
                   -------------------------------
secured obligations of the Borrower taken on a consolidated basis where recourse of the payee of such obligations is expressly limited to an assigned lease or loan receivable and the Property related thereto and (b) liabilities of the Borrower taken on a consolidated basis to manufacturers of leased equipment where such liabilities are payable solely out of revenues derived from the leasing or sale of such equipment.

                  "Shareholders' Equity" means, as of any date of determination,
                   --------------------
the amount which is shown as "shareholders' equity" (which shall include both common and preferred equity) in the consolidated balance sheet of the Borrower at such date.

                  "Significant Subsidiary" means NPC, SPPC and each other
                   ----------------------
Subsidiary of the Borrower that meets any one of the following conditions: (a) the investments in and advances to such Subsidiary by the Borrower and the other Subsidiaries of the Borrower as at the end of the Borrower's latest fiscal quarter exceeded 10% of the total assets of the Borrower and its Subsidiaries at such date, computed and consolidated in accordance with GAAP; or (b) the Borrower's and such other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of such Subsidiary as at the end of the Borrower's latest fiscal quarter exceeded 10% of the total assets of the Borrower and its Subsidiaries at such date, computed and consolidated in accordance with GAAP;
or (c) the equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principles of such Subsidiary for the period of four consecutive fiscal quarters ending at the end of the Borrower's latest fiscal quarter exceeded 10% of such income of the Borrower and its Subsidiaries for such period, computed and consolidated in accordance with GAAP; or (d) such Subsidiary is the parent of one or more other Subsidiaries of the Borrower and, together with such Subsidiaries, would, if considered in the aggregate, constitute a Significant Subsidiary pursuant to the foregoing clause (a), (b) or (c).

                  "Sole Bookrunner" means Union Bank of California, N.A.
                   ---------------

                  "SPPC" means Sierra Pacific Power Company, a Nevada
                   ----
corporation.

                  "SPPC Credit Agreement" means the Credit Agreement, dated as
                   ---------------------
of November 30, 2001, among SPPC, Union Bank of California, N.A., as Administrative Agent and Sole Bookrunner, Wells Fargo Bank, N.A., as Syndication Agent, Bank One, NA, BNP Paribas and Mellon Bank, N.A., as Co-Documentation Agents, the lenders party thereto from time to time, and Union Bank of California, N.A. and Wells Fargo Bank, N.A., as Co-Lead Arrangers, as the same may be amended, supplemented or otherwise modified from time to time.

                  "SPPC First Mortgage Bonds" means obligations issued from time
                   -------------------------
to time under, and secured by, the SPPC First Mortgage Indenture.

                  "SPPC First Mortgage Indenture" means the Indenture of
                   -----------------------------
Mortgage, dated as of December 1, 1940, from SPPC to State Street Bank and Trust Company (successor to The New England Trust Company), as trustee, and Gerald R. Wheeler (successor to Leo W. Huegle), as co-Trustee, as modified, amended or supplemented at any time or from time to time by supplemental indentures.

                  "SPPC General and Refunding Mortgage Indenture" means the
                   ---------------------------------------------
General and Refunding Mortgage Indenture, dated as of May 1, 2001, between SPPC and The Bank of New York, as trustee, as the same may be amended, modified or supplemented from time to time.

                  "Statutory Reserve Rate" means a fraction (expressed as a
                   ----------------------
decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such statutory reserve rates without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subsidiary" shall mean, as to any Person, (i) any corporation
                   ----------
more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "Substitute Lender" has the meaning assigned to such term in
                   -----------------
Section 2.06(f).

                  "Syndication Agent" means Wells Fargo Bank, N.A.
                   -----------------

                  "Taxes" means any and all present or future taxes, levies,
                   -----
imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Total Indebtedness" means, as of any date of determination,
                   ------------------
the sum of all Indebtedness of the Borrower and its consolidated Subsidiaries as of such date.

                  "Type", when used in reference to any Loan or Borrowing,
                   ----
refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

                  "Unfunded Current Liability" of any Plan means the amount, if
                   --------------------------
any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of
Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

                  "Wholly-Owned Subsidiary" shall mean, as to any Person, (i)
                   -----------------------
any corporation 100% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has a 100% equity interest at the time.

                  SECTION 1.02 Classification of Loans and Borrowings.
                               --------------------------------------

                  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan" or an "ABR Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

                  SECTION 1.03  Terms Generally.
                                ---------------

                  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and

"including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

                  SECTION 1.04 Accounting Terms; GAAP.
                               ----------------------

                  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                   ARTICLE II
                                   THE CREDITS

                  SECTION 2.01  The Commitments.
                                ---------------

                  Subject to the terms and conditions set forth herein, each Lender agrees to make loans (each such loan, a "Revolving Loan") to the Borrower
                                                --------------
from time to time on any Business Day during the Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Credit Exposure (after giving effect to such Revolving Loans) exceeding such Lender's Commitment or (ii) the sum of the Revolving Credit Exposures of all Lenders exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

                  SECTION 2.02  Loans and Borrowings.
                                --------------------

                  (a)  Obligations of Lenders. Each Revolving Loan shall be made
                       ----------------------
as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder. The Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (b)  Type of Loans. Subject to Section 2.11, each Borrowing
                       -------------
shall be comprised entirely of ABR Loans or Eurodollar Loans. Each Lender may, at its option, make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise
                                                      --------
of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

                  (c)  Minimum Amounts; Limitation on Number of Borrowings. Each
                       ---------------------------------------------------
Revolving Borrowing (whether an ABR Borrowing or a Eurodollar Borrowing) shall be in an aggregate amount equal to $3,000,000 or a multiple of $1,000,000 in excess thereof; provided that an ABR Borrowing may be made in an aggregate
                --------
amount that is equal to the entire unused
balance of the total Commitments. The Borrower may thereafter, upon irrevocable notice to the Administrative Agent in accordance with Section 2.05(b), (i) elect, as of any Business Day, in the case of ABR Loans, to convert any such
ABR Loans or any part thereof, in an aggregate amount equal to $3,000,000 or a multiple of $1,000,000 in excess thereof, into Eurodollar Loans, and (ii)
elect, as of the last day of the applicable Interest Period, to continue any Eurodollar Loans having Interest Periods expiring on such day or any part thereof in an aggregate amount of $3,000,000 or a multiple of $1,000,000 in excess thereof; provided that, if at any time the aggregate amount of
                --------
Eurodollar Loans in respect of any Borrowing is reduced by payment, prepayment or conversion of part thereof to be less than $3,000,000, such Eurodollar Loans shall automatically convert into ABR Loans. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time
                                     --------
be more than a total of five Eurodollar Borrowings outstanding.

                  (d)  Maximum Duration of Interest Periods. Notwithstanding any
                       ------------------------------------
other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Eurodollar Borrowing if the Interest Period requested with respect thereto would end after the Revolving Termination Date.

                  SECTION 2.03  Requests for Revolving Borrowings.
                                ---------------------------------

                  To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Revolving Borrowing, not later than 12:00 noon, New York, New York time, three Business Days before the date of the proposed Borrowing, or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York, New York time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in the form attached hereto as Exhibit B and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                           (i)      the aggregate amount of the requested
         Borrowing;

                           (ii) the date of such Borrowing, which shall be a Business Day;

                           (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

                           (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                           (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

                  If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

                  SECTION 2.04  Funding of Borrowings.
                                ---------------------

                  (a)  Funding by Lenders. No later than 12:00 noon, New York,
                       ------------------
New York time, on the date specified in each Borrowing Request, each Lender will make available its Applicable Percentage of each Revolving Borrowing requested to be made on such date, in Dollars and in immediately available funds at the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with Union Bank of California, N.A. at the Principal Office and designated by the Borrower in the applicable Borrowing Request.

                  (b)  Presumption by the Administrative Agent. Unless the
                       ---------------------------------------
Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Borrower, the interest rate applicable to the Loans of such Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  SECTION 2.05  Interest Elections.
                                ------------------

                  (a)  Elections by the Borrower for Borrowings. Each Borrowing
                       ----------------------------------------
initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section but subject to Section 2.02. Once Loans have been made pursuant to a Borrowing, the Borrower may elect to convert or continue different portions of such Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

                  (b)  Notice of Elections. To make an election pursuant to this
                       -------------------
Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section
2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                  (c)      Information in Interest Election Requests.  Each
                           -----------------------------------------
telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

                           (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

                           (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                           (iii) whether the resulting Borrowing is to be an ABR Borrowing, or a Eurodollar Borrowing; and

                           (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

                  If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

                  (d)  Notice by the Administrative Agent to Lenders. Promptly
                       ---------------------------------------------
following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                  (e)  Failure to Elect; Events of Default. If the Borrower
                       -----------------------------------
fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

                  SECTION 2.06 Termination, Reduction and Extension
                               ------------------------------------
of Commitments.
--------------

                  (a)  Scheduled Termination.  Unless previously terminated, the
                       ---------------------
Commitments shall terminate on the Revolving Termination Date.

                  (b)  Voluntary Termination or Reduction. The Borrower may at
                       ----------------------------------
any time prior to the Revolving Termination Date terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments
                         --------
shall be in an amount of $10,000,000 or a multiple of $1,000,000 in excess thereof and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the sum of the total Revolving Credit Exposures would exceed the total Commitments.

                  (c)  Notice of Voluntary Termination or Reduction. The
                       --------------------------------------------
Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the
                              --------
Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

                  (d)  Effect of Termination or Reduction. Any termination or
                       ----------------------------------
reduction of the Commitments shall be permanent. Except as otherwise provided in
Section 2.06(e)(i), each reduction of the Commitments shall be made ratably among the Lenders in accordance with their Applicable Percentages.

                  (e)  Extension of Commitments.
                       ------------------------

                           (i)      Not earlier than the date which is 60 days
(but not later than 30 days) prior to the then existing Revolving Termination Date (the "Extension Request Notice Date"), the Borrower may deliver to the
           -----------------------------
Administrative Agent (which shall promptly transmit the same to each Lender) a notice (an "Extension Request") requesting that the Revolving Termination Date
            -----------------
be extended for an additional 364 days commencing on the then existing Revolving Termination Date. Not earlier than the date which is 30 days (but not later than 20 days) prior to the then existing Revolving Termination Date (the period from the Extension Request Notice Date to such date, the "Extension
                                                                 ---------
Request Period"), each Lender (in its sole and absolute discretion and after
--------------
conducting an internal credit review of the Borrower) shall notify the Administrative Agent of such Lender's willingness or unwillingness to so extend the Revolving Termination Date. Any Lender which shall fail to so notify the Administrative Agent within such period shall be deemed to have declined to extend the Revolving Termination Date. If Lenders having Commitments totaling an amount equal to at least 51% of the aggregate amount of the Commitments then in effect agree to such extension by notice to the Administrative Agent, then
(A) subject to clause (iii) below, the Revolving Termination Date shall be extended for an additional 364 days with respect to the Commitments of the Lenders so agreeing, and (B) subject to Section 2.06(f) hereof, the Commitment of each Lender not so agreeing shall expire on the then expiring Revolving Termination Date and the Borrower shall pay or prepay on such day without premium or penalty all principal of such Lender's Loans together with accrued interest thereon and all accrued facility fees and other amounts payable to such Lender hereunder (including, without limitation, amounts payable pursuant to Section 2.13 hereof as a result of such payment or prepayment); provided,
                                                                   --------
however, that
-------

                           (x) if Lenders having Commitments totaling an amount equal to at least 51% of the aggregate amount of the Commitments then in effect do not agree as contemplated by
                  Section 2.06(e)(i), then the Revolving Termination Date shall not be extended pursuant to this Section 2.06(e) and the Commitments of all of the Lenders shall remain in effect until the Revolving Termination Date except as otherwise provided in this Agreement; and

                           (y) the Borrower may not request any extension of the Revolving Termination Date pursuant to this Section 2.06(e)(i) more frequently than once in any calendar year.

                           (ii)     Any Loan by any Lender the Commitment of
which is to terminate pursuant to Section 2.06(e)(i) hereof that would otherwise be made or converted by such Lender as a Eurodollar Loan having an Interest Period ending after the date such Commitment is to terminate shall be made or continued as an ABR Loan and all ABR Loans of such Lender that would otherwise be converted into Eurodollar Loans having such Interest Periods shall remain as ABR Loans.

                           (iii)    It shall be a condition precedent to any
extension of the Revolving Termination Date that: (a) on the date of such extension no Default or Event of Default shall have occurred and be continuing;
(b) the representations and warranties made by the Borrower in Article III shall be true and correct on and as of the date of such extension (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and (c) on the date of such extension there shall have been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Borrower and its Subsidiaries from that set forth in its financial statements as of September 30, 2001 referred to in Section 3.06 hereof or, if the Borrower has delivered its financial statements for any fiscal year to the Lenders and the Administrative Agent pursuant to Section 5.01(a) hereof, as of the date of the most recent such financial statements. Each request for an extension of the Revolving Termination Date pursuant to Section 2.06(e) shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of such request and, unless the Borrower notifies the Administrative Agent prior to the date of such extension, as of the date of such extension).

                  (f)  Substitute Lenders. In the event any Lender does not
                       ------------------
agree to any extension by the date provided pursuant to Section 2.06(e) hereof, then, unless a Default or an Event of Default shall have occurred and be continuing, the Borrower may, not later than 10 days following the expiration of the Extension Request Period, designate one or more other banks (each such bank being herein called a "Substitute Lender"), which may include any of the
                            -----------------
Lenders, acceptable to the Administrative Agent (which acceptance will not be unreasonably withheld), to assume such non-consenting Lender's Commitment hereunder and to purchase, on or before the date such Lender's Loans would otherwise be required to be paid or prepaid hereunder, the Loans and Notes of such Lender and such Lender's rights hereunder in respect thereof, without recourse to or representation or warranty by, or expense to, such Lender. In such event, the purchase price shall be equal to the outstanding principal amount of the Loans and Notes payable to such Lender plus any accrued but unpaid interest on such Loans and Notes and accrued but unpaid facility fees in respect of such Lender's Commitment. Upon such assumption and purchase and the receipt by such Lender of any other amounts payable to it by the Borrower under this Agreement, and subject to the execution and delivery to the Administrative Agent and such Lender by the Substitute Lender of documentation reasonably satisfactory to the Administrative Agent and such Lender pursuant to which such Substitute Lender shall assume the obligations of such original Lender under this Agreement in respect of its Loans, Notes and Commitment and agree to become a "Lender" hereunder (if not already a

Lender) to the extent of the Commitments, Loans and Notes assumed and purchased, the Substitute Lender shall succeed to the rights, obligations and benefits of such Lender hereunder in such respect (except for such rights, obligations and benefits of the Lender as have accrued (other than principal, accrued interest or facility fees) or are required to be performed by it on or prior to the date of such assumption and purchase) (and such Lender shall be released from its Commitment except for any liability arising or relating to any event occurring prior to the date of such assumption and purchase) and the Substitute Lender shall be deemed to have agreed to the relevant extension of the Revolving Termination Date and, anything in Section 2.06(e) to the contrary notwithstanding, whether such extension is effective shall be determined accordingly; provided that following any such assumption and purchase the Commitments of each Substitute Lender (including any Commitments theretofore held by it) shall be not less than $10,000,000.

                  SECTION 2.07  Repayment of Loans; Evidence of Debt.
                                ------------------------------------

                  (a)  Repayment. The Borrower hereby unconditionally promises
                       ---------
to pay to the Administrative Agent for the account of the Lenders the outstanding principal amount of the Revolving Loans on the Revolving Termination Date.

                  (b)  Manner of Payment. Prior to any repayment or prepayment
                       -----------------
of any Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 12:00 noon, New York, New York time, three Business Days before the scheduled date of such repayment or prepayment; provided that each repayment or prepayment of Borrowings shall
               --------
be applied to repay or prepay any outstanding ABR Borrowings before any other Borrowings. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings and, second, to other Borrowings in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each payment of a Revolving Borrowing shall be applied ratably to the Loans included in such Borrowing.

                  (c)  Maintenance of Loan Accounts by Lenders. Each Lender
                       ---------------------------------------
shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (d)  Maintenance of Loan Accounts by the Administrative Agent.
                       --------------------------------------------------------
The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder and the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

                  (e)  Effect of Entries. The entries made in the accounts
                       -----------------
maintained pursuant to paragraphs (c) and (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain
--------
such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

                  (f)  Notes. Any Lender may request that Loans made by it be
                       -----
evidenced by a promissory note (each a "Note") in substantially the form of
                                        ----
Exhibit C. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form of Exhibit C. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.12) be represented by one or more Notes in such form payable to the order of the payee named therein (or, if such Note is a registered note, to such payee and its registered assigns).

                  SECTION 2.08  Prepayment of Loans.
                                -------------------

                  (a)  Optional Prepayments Right to Prepay Borrowings.  The
                       -----------------------------------------------
Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

                  (b)  Notices, Etc. The Borrower shall notify the
                       ------------
Administrative Agent by telephone (confirmed by telecopy) of any optional prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York, New York time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York, New York time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection
               --------
with a conditional notice of termination of the Commitments as contemplated by
Section 2.06(c), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06(c). Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an aggregate principal amount equal to $3,000,000 and a multiple of $1,000,000 in excess thereof; provided
                                                                    --------
that if any prepayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Revolving Loans made pursuant to such Borrowing to an amount less than $3,000,000, such outstanding Loans shall immediately be converted into ABR Loans. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and shall be made in the manner specified in this Section 2.08(b).

                  SECTION 2.09  Fees.
                                ----

                  (a)  Facility Fee. The Borrower shall pay the Administrative
                       ------------
Agent for the account of each Lender a facility fee for the period from and including the Effective Date to but excluding the Revolving Termination Date (or such earlier date on which the total Commitments shall have been terminated) computed at a rate per annum equal to the Applicable Rate on each Lender's daily average Commitment, such fee to be paid quarterly in arrears on each Quarterly Date and on the Revolving Termination Date (or such earlier date on which the total Commitments shall have been terminated). The facility fee shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

                  (b)  Fee Letter. The Borrower agrees to pay to the
                       ----------
Administrative Agent, for the account of the Administrative Agent and the Co-Lead Arrangers, the fees agreed to by the Borrower, NPC, SPPC, the Administrative Agent and the Co-Lead Arrangers pursuant to that certain letter agreement, dated the date hereof (the "Fee Letter"), or as
                                                      ----------
otherwise agreed from time to time.

                  (c)  Payment of Fees. All fees payable hereunder shall be paid
                       ---------------
on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees, to the Lenders entitled thereto.

                  SECTION 2.10  Interest.
                                --------

                  (a)  ABR Loans. The Loans comprising each ABR Revolving
                       ---------
Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.

                  (b)  Eurodollar Loans. The Loans comprising each Eurodollar
                       ----------------
Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

                  (c)  Default Interest. Notwithstanding the foregoing, if any
                       ----------------
principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% above the higher of (A) the rate otherwise applicable to such Loan as provided above and (B) the rate applicable to ABR Loans as provided in paragraph (a) of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

                  (d)  Payment of Interest. Accrued interest on each Loan shall
                       -------------------
be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (x) interest accrued pursuant to
                                --------
paragraph (c) of this Section shall be payable on demand, (y) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the Revolving Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (z) in the event of any conversion of any Eurodollar Borrowing prior to the end of the current Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

                  (e)  Computation. All interest hereunder shall be computed on
                       -----------
the basis of a year of 360 days, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive, absent manifest error.

                  SECTION 2.11 Alternate Rate of Interest.  If prior to the
                               --------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

                  (a) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

                  (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Revolving Borrowing.

                  SECTION 2.12  Increased Costs.
                                ---------------

                  (a)  Increased Costs Generally.  If any Change in Law shall:
                       -------------------------

                           (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or its Parent (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                           (ii) impose on any Lender or its Parent or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender or its Parent of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or its Parent, as the case may be, for such additional costs incurred or reduction suffered.

                  (b)  Capital Requirements. If any Lender determines that any
                       --------------------
Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of its Parent as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or its Parent could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of its Parent with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or its Parent for any such reduction suffered.

                  (c)  Certificates from Lenders. A certificate of a Lender
                       -------------------------
setting forth the amount or amounts necessary to compensate such Lender or its Parent, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive, absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d)  Delay in Requests. Failure or delay on the part of any
                       -----------------
Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation.

                  SECTION 2.13 Break Funding Payments. In the event of (a) the
                               ----------------------
payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.08(b) and is revoked in accordance herewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an Affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive, absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  SECTION 2.14  Taxes.
                                -----

                  (a)  Payments Free of Taxes. Any and all payments by or on
                       ----------------------
account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that
                                                                   --------
if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, each Co-Lead Arranger, the Syndication Agent or each Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law.

                  (b)  Payment of Other Taxes by the Borrower. In addition, the
                       --------------------------------------
Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.

                  (c)  Indemnification by the Borrower. The Borrower shall
                       -------------------------------
indemnify the Administrative Agent, each Co-Lead Arranger, the Syndication Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Co-Lead Arranger, the Syndication Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified

Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, a Co-Lead Arranger, the Syndication Agent or the Administrative Agent (on its own behalf or on behalf of a Lender, a Co-Lead Arranger or the Syndication Agent) shall be conclusive, absent manifest error.

                  (d)  Evidence of Payments. As soon as practicable after any
                       --------------------
payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e)  Foreign Lenders. Any Foreign Lender that is entitled to
                       ---------------
an exemption from or reduction of withholding tax under the Law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate.

                  SECTION 2.15 Payments Generally; Pro Rata Treatment; Sharing
                               -----------------------------------------------
of Set-offs.
-----------

                  (a)  Payments by the Borrower. The Borrower shall make each
                       ------------------------
payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.12, 2.13 or 2.14, or otherwise) prior to 1:00 PM, New York, New York time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any such date shall be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Principal Office and to such account at its Principal Office as the Administrative Agent shall specify to the Borrower, except that payments pursuant to Sections 2.12, 2.13, 2.14 and 9.04 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

                  (b)  Application of Insufficient Payments. If at any time
                       ------------------------------------
insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

                  (c)  Pro Rata Treatment. Except to the extent otherwise
                       ------------------
provided herein: (i) each Revolving Borrowing shall be made from the Lenders, each payment of facility fees under Section 2.09 shall be made for the account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.06 shall be applied to the respective

Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Revolving Loans) or their respective Loans (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

                  (d)  Sharing of Payments by Lenders. If any Lender shall, by
                       ------------------------------
exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such
                                            --------
participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (e)  Presumptions of Payment. Unless the Administrative Agent
                       -----------------------
shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

                  (f)  Certain Deductions by the Administrative Agent. If any
                       ----------------------------------------------
Lender shall fail to make any payment required to be made by it pursuant to
Section 2.04(b) or 2.15(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.16  Mitigation Obligations; Replacement of Lenders.
                                ----------------------------------------------

                  (a)  Designation of a Different Lending Office. If any Lender
                       -----------------------------------------
requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b)  Replacement of Lenders. If any Lender requests
                       ----------------------
compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.12), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior
             --------
consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

                  SECTION 3.01  Corporate Status.
                                ----------------

                  The Borrower and each Significant Subsidiary is a corporation, trust or limited liability company duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. The Borrower and each Significant Subsidiary has the power (corporate or otherwise) and authority to own its Property and to transact the business in which it is engaged or presently proposes to engage. The Borrower and each Significant Subsidiary is duly qualified to do business as a foreign corporation, trust or limited liability company and is in good standing in all jurisdictions in which the ownership of its Properties or the nature of its activities or both makes such qualification necessary or advisable. Schedule II states as of the date hereof the jurisdiction of organization of the Borrower and each Subsidiary of the Borrower, and the jurisdictions in which the Borrower and each Subsidiary of the Borrower is qualified to do business as a foreign corporation, trust or limited liability company.

                  SECTION 3.02  Corporate Power and Authorization.
                                ---------------------------------

                  The Borrower has the corporate power and authority to execute, deliver, perform, and take all actions contemplated by this Agreement and each of the other Loan Documents to which it is a party, and all such actions have been duly and validly authorized by all necessary corporate proceedings on its part. Without limiting the foregoing, the Borrower has the corporate power and authority to borrow pursuant to the Loan Documents to the fullest extent permitted hereby and thereby from time to time, and has taken all necessary corporate action to authorize such borrowings.

                  SECTION 3.03  Execution and Binding Effect.
                                ----------------------------

                  This Agreement and each of the other Loan Documents to which the Borrower is a party and which is required to be delivered on or before the Effective Date pursuant to Section 4.01 has been duly and validly executed and delivered by the Borrower. This Agreement and each such other Loan Document constitutes, and when executed and delivered by the Borrower will constitute, the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  SECTION 3.04  Governmental Approvals and Filings.
                                ----------------------------------

                  No Governmental Action is required for the due execution, delivery and performance by the Borrower of this Agreement or any of the other Loan Documents to which it is a party.

                  SECTION 3.05  Absence of Conflicts.
                                --------------------

                  Neither the execution and delivery of any of the Loan Documents by the Borrower, nor the consummation of the transactions herein or therein contemplated by the Borrower, nor the performance of or the compliance with the terms and conditions hereof or thereof by the Borrower, does or will:

                  (a)  violate or conflict with any Law; or

                  (b) violate, conflict with or result in a breach of any term or condition of, or constitute a default under, or result in (or give rise to
                 --                             --
any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the
                                                            --
creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any of the Property of the Borrower or any Subsidiary of the Borrower pursuant to, or otherwise result in
                                                        --
(or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of the Borrower or any Subsidiary of the Borrower under or in connection with,

                           (i) the articles of incorporation or by-laws (or other constituent documents) of the Borrower or any Subsidiary of the Borrower;

                           (ii) any agreement or instrument creating, evidencing or securing any Indebtedness to which the Borrower or any Subsidiary of the Borrower is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound; or

                           (iii) any other material agreement or instrument to which the Borrower or any Subsidiary of the Borrower is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound.

                  SECTION 3.06  Audited Financial Statements.
                                ----------------------------

                  The Borrower has heretofore furnished to each of the Agents and each of the Lenders consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 1998, 1999 and 2000 and the related consolidated statements of income, retained earnings and changes in cash flows for the fiscal years then ended, as examined and reported on by independent certified public accountants for the Borrower, who delivered an unqualified opinion in respect thereof. Such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its consolidated Subsidiaries as of the end of each such fiscal year and the results of their operations and their retained earnings and changes in cash flows for the fiscal years then ended, all in conformity with GAAP.

                  SECTION 3.07  Interim Financial Statements.
                                ----------------------------

                  The Borrower has heretofore furnished to each of the Agents and each of the Lenders an interim consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the end of the third fiscal quarter of the fiscal year beginning January 1, 2001, together with the related consolidated statements of income, retained earnings and changes in cash flows for the applicable fiscal period ending on such date. Such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its consolidated Subsidiaries as of the end of such fiscal quarter and the results of their operations and their retained earnings and changes in cash flows for the fiscal periods then ended, all in conformity with GAAP, subject to normal and recurring year-end audit adjustments.

                  SECTION 3.08  Absence of Undisclosed Liabilities.
                                ----------------------------------

                  Neither the Borrower nor any Subsidiary of the Borrower has any liability or obligation of any nature whatever (whether absolute, accrued, contingent or otherwise, whether or not due), forward or long-term commitments or unrealized or anticipated losses from unfavorable commitments, except (a) as disclosed in the financial statements referred to in Sections 3.06 and 3.07, and
(b) liabilities, obligations, commitments and losses incurred after September 30, 2001, in the ordinary course of business and consistent with past practices.

                  SECTION 3.09  Absence of Material Adverse Change.
                                ----------------------------------

                  Since September 30, 2001, there has been no material adverse change in the business, operations, condition (financial or otherwise), or prospects of the Borrower and its Subsidiaries taken as a whole.

                  SECTION 3.10  Accurate and Complete Disclosure.
                                --------------------------------

                  All information heretofore, contemporaneously or hereafter provided by or on behalf of the Borrower to any Agent or any Lender pursuant to or in connection with any Loan Document or any transaction contemplated hereby or thereby is or will be (as the case may be) true and accurate in all material respects on the date as of which such information is dated (or, if not dated, when received by such Agent or such Lender) and does not or will not (as the case may be) omit to state any material fact necessary to make such information not misleading at such time in light of the circumstances in which it was provided. The Borrower has disclosed to each Agent and each Lender in writing every fact or circumstance which has, or which so far as the Borrower can reasonably foresee is reasonably likely and is reasonably likely to have, a Material Adverse Effect.

                  SECTION 3.11  Margin Regulations.
                                ------------------

                  No part of the proceeds of any Loan hereunder will be used for the purpose of buying or carrying any "margin stock", as such term is used in Regulation U of the Board, as amended from time to time, or to extend credit to others for the purpose of buying or carrying any "margin stock". Neither the Borrower nor any Subsidiary of the Borrower is engaged in the business of extending credit to others for the purpose of buying or carrying "margin stock". Neither the Borrower nor any Subsidiary of the Borrower owns any "margin stock". Neither the making of any Loan nor any use of proceeds of any such Loan will violate or conflict with the provisions of Regulation T, U or X of the Board, as amended from time to time.

                  SECTION 3.12  Litigation.
                                ----------

                  There is no pending or (to the Borrower's knowledge after due inquiry) threatened action, suit, proceeding or investigation (including any Environmental Claim) by or before any Governmental Authority against or affecting the Borrower or any Subsidiary of the Borrower which, if adversely decided, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except for (a) matters described in the financial statements referred to in Section 3.06 and (b) matters set forth in Schedule III.

                  SECTION 3.13 Absence of Events of Default.
                               ----------------------------

                  No event has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default.

                  SECTION 3.14  Absence of Other Conflicts.
                                --------------------------

                  Neither the Borrower nor any Subsidiary of the Borrower is in violation of or conflict with, or is subject to any contingent liability on account of any violation of or conflict with:

                  (a) any Law (including ERISA, the Code, any applicable occupational health, safety or welfare Law or any applicable Environmental Law);

                  (b) its articles of incorporation or by-laws (or other constituent documents); or

                  (c) any agreement or instrument to which it is party or which it or any of its properties (now owned or hereafter acquired) may be subject or bound;

except for matters which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  SECTION 3.15  Insurance.
                                ---------

                  The Borrower and each Subsidiary of the Borrower maintains with financially sound and reputable insurers insurance with respect to its properties and business and against at least such liabilities, casualties and contingencies and in at least such types and amounts as is customary in the case of corporations engaged in the same or a similar business or having similar properties similarly situated.

                  SECTION 3.16  Title to Property; No Liens.
                                ---------------------------

                  The Borrower and each Subsidiary of the Borrower has good and marketable title in fee simple to all real Property owned or purported to be owned by it and good title to all other Property of whatever nature owned or purported to be owned by it, including but not limited to all Property reflected in the most recent audited balance sheet referred to in Section 3.06 or submitted pursuant to Section 5.01(b), as the case may be (except as sold or otherwise disposed of in the ordinary course of business after the date of such balance sheet), subject to no Liens except for (i) Liens reflected in the most recent audited balance sheet referred to in Section 3.06 or submitted pursuant to Section 5.01(b), as the case may be, (ii) Liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real Property or irregularities in title thereto which do not materially detract from the value of, or impair the use of, such Property by the Borrower or any Subsidiary of the Borrower in the operation of its business,
(iii) Liens for current Taxes not yet due and delinquent and (iv) Liens set forth on Schedule IV.

                  SECTION 3.17  Taxes.
                                -----

                  All tax and information returns required to be filed by or on behalf of the Borrower or any Subsidiary of the Borrower have been properly prepared, executed and filed. All Taxes upon the Borrower or any Subsidiary of the Borrower or upon any of their respective Properties, incomes, sales or franchises which are due and payable have been paid, other than those not yet delinquent and payable without premium or penalty, and except for those being diligently contested in good faith by appropriate proceedings, and in each case adequate reserves and provisions for Taxes have been made on the books of the Borrower and each Subsidiary of the Borrower. The reserves and provisions for Taxes on the books of the Borrower and each Subsidiary of the Borrower are adequate for all open years and for its current fiscal period. Neither the Borrower nor any Subsidiary of the Borrower knows of any proposed additional assessment or basis for any material assessment for additional Taxes (whether or not reserved against).

                  SECTION 3.18 Borrower Not An Investment Company; PUHCA
                               -----------------------------------------
Exemption.
---------

                  Neither the Borrower nor any Subsidiary of the Borrower is an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940. The Borrower is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended ("PUHCA"), but
                                                             -----
pursuant to Section 3(a)(1) of PUHCA is exempt from all provisions of PUHCA except Section 9(a)(2) thereof.

                  SECTION 3.19  Environmental Matters.
                                ---------------------

                  (a) The Borrower and each of its Subsidiaries have complied with and are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. Except as disclosed on Schedule V, there are no pending or threatened Environmental Claims against the Borrower or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by the Borrower or any of its Subsidiaries of any real Property no longer owned, leased or operated by the Borrower or any of its Subsidiaries) or any real Property owned, leased or operated by the Borrower or any of its Subsidiaries. Except as disclosed on
Schedule V, there are no facts, circumstances, conditions or occurrences with respect to the business or operations of the Borrower or any of its Subsidiaries, or any real Property owned, leased or operated by the Borrower or any of its Subsidiaries (including any real Property formerly owned, leased or operated by the Borrower or any of its Subsidiaries but no longer owned, leased or operated by the Borrower or any of its Subsidiaries) or any Property adjoining or adjacent to any such real Property that could be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any real Property owned, leased or operated by the Borrower or any of its Subsidiaries or (ii) to cause any real Property owned, leased or operated by the Borrower or any of its Subsidiaries to be subject to any restrictions on the ownership, occupancy or transferability of such real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any real Property owned, leased or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated or could be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any real Property owned, leased or operated by Borrower or any of its Subsidiaries where such Release has violated or would be expected to violate any applicable Environmental Law.

                  (c) Notwithstanding anything to the contrary in this Section, the representations made in this Section shall not be untrue unless the effect of all violations, claims, restrictions, failures and noncompliances of the types described in this Section would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                  SECTION 3.20  ERISA.
                                -----

                  (a) Each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable Laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the

Code or Section 302 of ERISA has an accumulated funding deficiency within the meaning of such sections of the Code or ERISA or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan have been timely made; neither the Borrower nor any Subsidiary of the Borrower nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan; no condition exists which presents a material risk to the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Borrowing, would not have a Material Adverse Effect; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate has at all times been operated in compliance with the provisions of
Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no Lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any Plan maintained by any of them without incurring any material liability.

                  (b) Each Foreign Pension Plan, if any, has been maintained in substantial compliance with its terms and with the requirements of any and all applicable Laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made. Neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Borrower's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities.

                  SECTION 3.21  Pari Passu Status.
                                -----------------

                  The claims and rights of the Lenders against the Borrower hereunder are not subordinated to, but rank at least pari passu with, the claims and rights of other holders of its unsecured indebtedness except to the extent otherwise provided by Law (including without limitation the Bankruptcy Code and the provisions of 31 U.S.C. [sec] 3713).

                  SECTION 3.22  Indebtedness.
                                ------------

                  Schedule VI contains a true and complete list of all Indebtedness of the Borrower and its Subsidiaries that is, or will be, outstanding on the Effective Date ("Existing Indebtedness").
                                    ---------------------

                                   ARTICLE IV
                                   CONDITIONS

                  SECTION 4.01  Effective Date.
                                --------------

                  This Agreement and the other Loan Documents shall become effective as against the Lenders and the Agents on the first date on which all of the following conditions shall be satisfied or waived:

                  (a)  Agreement; Notes. The Administrative Agent shall have
                       ----------------
         received an executed counterpart of this Agreement for each Lender, duly executed by the Borrower, and, to the extent any Lender has requested a Note pursuant to Section 2.07(f), a Note conforming to the requirements hereof, duly executed on behalf of the Borrower.

                  (b)  Corporate Proceedings. The Administrative Agent shall
                       ---------------------
         have received, with a counterpart for each Lender, certificates by the Secretary or Assistant Secretary of the Borrower dated as of the Effective Date as to (i) true copies of the articles of incorporation and by-laws (or other constituent documents) of the Borrower as in effect on such date (which, in the case of articles of incorporation or other constituent documents filed or required to be filed with the Secretary of State or other Governmental Authority in its jurisdiction of incorporation, shall be certified to be true, correct and complete by such Secretary of State or other Governmental Authority not more than 30 days before the date hereof), (ii) true copies of all corporate action taken by the Borrower relative to this Agreement and the other Loan Documents, and (iii) the incumbency and signatures of the respective officers of the Borrower executing this Agreement and the other Loan Documents to which the Borrower is a party, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary. The Administrative Agent shall have received, with a copy for each Lender, certificates from the Secretary of State of Nevada (or other applicable Governmental Authority) dated not more than 30 days before the Effective Date showing the good standing of the Borrower in Nevada and in each state in which the Borrower does business.

                  (c)  Legal Opinions of Counsel to the Borrower. The
                       -----------------------------------------
         Administrative Agent shall have received, with an executed counterpart for each Lender, opinions addressed to the Administrative Agent and each Lender, dated the Effective Date, of (i) Choate, Hall & Stewart, special counsel to the Borrower, and (ii) Woodburn & Wedge, Nevada counsel to the Borrower, in each case as to such matters as may be requested by the Administrative Agent and in form and substance satisfactory to the Lenders.

                  (d)  Financial Statements; Projections. The Administrative
                       ---------------------------------
         Agent shall have received for each Lender a true and correct copy of the (i) audited consolidated financial statements, including balance sheets, income statements and cash flow statements, for the Borrower and each of its consolidated Subsidiaries for the years ended December 31, 1998, 1999 and 2000, (ii) unaudited interim consolidated financial statements, including a balance sheet, income statement and statement of cash flows, for the Borrower and its consolidated Subsidiaries for the nine month period ended September 30, 2001 and (iii) Projections for each quarterly period ending after the date hereof and on or before December 31, 2002.

                  (e)  No Material Adverse Effect. Nothing shall have occurred
                       --------------------------
         (and neither the Administrative Agent nor the Lenders shall have become aware of any facts or conditions not previously known) which the Lenders shall determine (i) has had, or could reasonably be expected to have, a Material Adverse Effect. The Administrative Agent shall have received a certificate of a senior financial officer of the Borrower, dated the Effective Date, to the effect that, as of the Effective Date, there has been no Material Adverse Effect since September 30, 2001.

                  (f)  Governmental Approvals. All necessary and material
                       ----------------------
         Governmental Actions (domestic and foreign) and third party approvals and/or consents, if any, in connection with the transactions contemplated in this Agreement shall have been obtained and remain in effect and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon, the consummation of the transactions contemplated hereby or otherwise referred to herein.

                  (g)  No Injunctions. There shall not exist any judgment,
                       --------------
         order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated hereby or otherwise referred to herein.

                  (h)  Litigation, Proceedings and Investigations. There shall
                       ------------------------------------------
         be no actions, arbitrations, suits, investigations or proceedings pending or threatened with respect to this Agreement or which the Administrative Agent shall determine could reasonably be expected to have a Material Adverse Effect.

                  (i)  No Violation of Existing Agreements.  Neither the
                       -----------------------------------
         Borrower nor any Subsidiary of the Borrower is in violation of any material agreement or instrument to which it is party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound.

                  (j)  Ratings. The Administrative Agent shall have received a
                       -------
         certificate of a senior financial officer of the Borrower, dated the Effective Date, setting forth the then current ratings of the Index Debt of the Borrower.

                  (k)  Officers' Certificates.  The Administrative Agent shall
                       ----------------------
         have received, with an executed counterpart for each Lender, certificates from such officers of the Borrower as to such matters as the Administrative Agent may request.

                  (l)  Fees, Expenses, etc. All fees and other items required to
                       --------------------
         be paid to the Agents and the Lenders on or before the Effective Date (including all fees referenced in fee letters and offer letters) shall have been paid or received.

                  (m)  Section 4.02 Conditions.
                       -----------------------

                       (i) Each of the representations and warranties made by the Borrower herein and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date, both before and after giving effect to the Loans requested to be made on such date.

                       (ii) No Default or Event of Default shall have occurred and be continuing on the Effective Date.

                  (n)  Due Diligence Review.  The Lenders shall be satisfied
                       --------------------
         with the results of their due diligence review of the Borrower and its Subsidiaries.

                  (o)  Termination of the Existing Credit Agreements. All
                       ---------------------------------------------
         principal, interest, fees, costs, expenses and other obligations of the
         Borrower under the Existing Credit Agreements shall have been (or will have been, upon the making of the initial Loans on the Effective Date and the application of the proceeds thereof) paid in full, and the Administrative Agent shall have received copies (certified as to authenticity on such date on behalf of the Borrower) of irrevocable notices from the Borrower requesting termination of the "Commitments" under each Existing Credit Agreement (pursuant to Section 2.06(c) thereof) (other than any Existing Credit Agreement that, pursuant to the terms thereof, automatically terminates on such date) effective automatically on such date upon the satisfaction (or waiver) of the other conditions precedent set forth in this Section 4.01.

                  (p)  Additional Matters. The Administrative Agent shall have
                       ------------------
         received, with copies or executed counterparts for each Lender, such other certificates, opinions, documents and instruments as the Administrative Agent may have requested. All corporate and other proceedings, and all documents, instruments and other matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Administrative Agent.

                  SECTION 4.02  Conditions to All Loans.
                                -----------------------

                  The obligation of each Lender to make, convert or continue any Loan on the occasion of any Borrowing is subject to satisfaction of the conditions precedent set forth in Section 4.01 and satisfaction of the following further conditions precedent:

                  (a)  Notice. The Borrower shall have executed and delivered to
                       ------
         the Administrative Agent a Borrowing Request or Interest Election Request for such Borrowing in accordance with Section 2.03 or 2.05, as the case may be.

                  (b)  Representations and Warranties. Each of the
                       ------------------------------
         representations and warranties made by the Borrower herein and in each other Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date, both before and after giving effect to the making, conversion or continuation of Loans requested to be made, converted or continued on such date.

                  (c)  No Defaults. No Default or Event of Default shall have
                       -----------
         occurred and be continuing on such date or after giving effect to the making, conversion or continuation of Loans requested to be made, converted or continued on such date.

                  (d)  No Violations of Law, etc.  Neither the making,
                       -------------------------
         conversion or continuation of nor use of the Loans shall cause any Lender to violate or be in conflict with any Law.

                  (e)  No Material Adverse Change.  There shall not have
                       --------------------------
         occurred, or be threatened, any other event, act or condition which would reasonably be expected to have a Material Adverse Effect.

                  Each request by the Borrower for any Loan or conversion or continuation thereof shall constitute a representation and warranty by the Borrower that the conditions set forth in this Section 4.02 have been satisfied as of the date of such request. Failure of the Administrative Agent to receive notice from the Borrower to the contrary before such Loan is made shall constitute a further representation and warranty by the Borrower that the conditions referred to in this Section 4.02 have been satisfied as of the date such Loan is made.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

                  The Borrower hereby covenants to the Administrative Agent and each Lender:

                  SECTION 5.01  Basic Reporting Requirements.
                                ----------------------------

                  (a)  Annual Audit Reports. As soon as practicable, and in any
                       --------------------
event within 90 days after the close of each fiscal year of the Borrower, the Borrower shall furnish to the Administrative Agent, with a copy for each Lender, consolidated statements of income, retained earnings and cash flows of the Borrower and its consolidated Subsidiaries for such fiscal year and a consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year. Such financial statements shall be accompanied by an opinion of independent certified public accountants of recognized national standing selected by the Borrower, which opinion shall not be subject to any qualification as to scope of audit or as to any other matter which the Required Lenders determine is adverse. Such opinion in any event shall contain a written statement of such accountants substantially to the effect that (i) such accountants examined such financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary in the circumstances and (ii) in the opinion of such accountants such financial statements present fairly the financial position of the Borrower and its consolidated Subsidiaries as of the end of such fiscal year and the results of their operations and their retained earnings and cash flows for such fiscal year, in conformity with GAAP.

                  (b)  Quarterly Consolidated Reports. As soon as practicable,
                       ------------------------------
and in any event within 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Borrower, the Borrower shall furnish to the Administrative Agent, with a copy for each Lender, unaudited consolidated statements of income, retained earnings and cash flows of the Borrower and its consolidated Subsidiaries for the period from the beginning of such fiscal year to the end of such fiscal quarter and an unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the same periods or as of the same date during the preceding fiscal year (except for the consolidated balance sheet, which shall set forth in comparative form the corresponding balance sheet as of the prior fiscal year end). Such financial statements shall be certified by a Responsible Officer of the Borrower as presenting fairly the financial position of the Borrower and its consolidated Subsidiaries as of the end of such fiscal quarter and the results of their operations and their retained earnings and changes in cash flows for such fiscal year, in conformity with GAAP, subject to normal and recurring year-end audit adjustments.

                  (c)  Quarterly Compliance Certificates. The Borrower shall
                       ---------------------------------
deliver to the Administrative Agent, with a copy for each Lender, a Quarterly Compliance Certificate in substantially the form set forth as Exhibit D, duly completed and signed by a Responsible Officer of the Borrower concurrently with the delivery of the financial statements referred to in subsections (a) and (b) of this Section 5.01.

                  (d)  Certain Other Reports and Information. Promptly upon
                       -------------------------------------
their becoming available to the Borrower, the Borrower shall deliver to the Administrative Agent, with a copy for each Lender, a copy of (i) all regular or special reports, registration statements and amendments to the foregoing which the Borrower or any Subsidiary of the Borrower shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange, and (ii) all reports, proxy statements, financial statements and other information distributed by the Borrower to its stockbrokers, bondholders or the financial community generally.

                  (e)  Further Information. The Borrower shall promptly furnish
                       -------------------
to the Administrative Agent, with a copy for each Lender, such other information and in such form as the Administrative Agent or any Lender may reasonably request from time to time.

                  (f)  Notice of Certain Events. Promptly (and, in the case of
                       ------------------------
clause (i) below, no later than two Business Days) upon becoming aware of any of the following, the Borrower shall give the Administrative Agent notice thereof, together with a written statement of a Responsible Officer of the Borrower setting forth the details thereof and any action with respect thereto taken or proposed to be taken by the Borrower:

                       (i)      Any Default or Event of Default.

                       (ii) The occurrence or existence of any event or condition (including (A) the violation or alleged violation of any Environmental Law by the Borrower or any Subsidiary of the Borrower or the assertion of any Environmental Claim against the Borrower or any Subsidiary of the Borrower, (B) the commencement of any other action, suit, proceeding or investigation by or before any Governmental Authority against or affecting the Borrower or any Subsidiary of the Borrower, or (C) the violation, breach or default or alleged violation, breach or default by the Borrower or any Subsidiary of the Borrower or any other Person under any agreement or instrument material to the business, operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole) which event or condition, either individually or in the aggregate, has, or would reasonably be expected to have, a Material Adverse Effect.

                       (iii) Any change in the rating of the Index Debt of the Borrower.

                  (g)  Visitation; Verification. The Borrower shall permit such
                       ------------------------
Persons as the Administrative Agent or any Lender may designate from time to time to visit and inspect any of the properties of the Borrower and of any of its Subsidiaries, to examine their respective books and records and take copies and extracts therefrom and to discuss their respective affairs with their respective officers, employees and independent accountants at such times and as often as the Administrative Agent or any Lender may reasonably request; provided, however, that the
--------  -------

Borrower reserves the right to restrict access to any of its generating facilities in accordance with reasonably adopted practices relating to safety and security. The Borrower hereby authorizes such officers, employees and independent accountants to discuss with the Administrative Agent or any Lender the affairs of the Borrower and its Subsidiaries.

                  (h)  ERISA. Within 30 days after the Borrower knows that any
                       -----
of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a Responsible Officer of the Borrower setting forth details respecting such event or condition and the action, if any, that the Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to the PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

                       (i) any Reportable Event and any request for a waiver under Section 412(d) of the Code for any Plan;

                       (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower or an ERISA Affiliate to terminate any Plan, in each case with respect to which there are insufficient assets to pay benefits as they become due;

                       (iii) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

                       (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrower or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

                       (v) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections.

                  (i)  Satisfaction of Certain Reporting Requirements.
                       ----------------------------------------------
Notwithstanding any other provision of this Section 5.01, the Borrower shall be deemed to have satisfied its obligations pursuant to Sections 5.01(a) and (b) if and to the extent that it shall have provided to the Administrative Agent and each Lender, pursuant to Section 5.01(d), copies of its periodic reports (on Form 10-K or 10-Q, as the case may be) as required to be filed with the Securities and Exchange Commission (or any successor thereto) pursuant to the Securities and Exchange Act of 1934, as amended (or any successor statute of similar import), for the annual and quarterly periods described in such Sections.

                  (j)  Delivery to Lenders. The Administrative Agent shall
                       -------------------
promptly deliver to each Lender each of the reports, statements, certificates or other documents delivered to the Administrative Agent by the Borrower pursuant to this Section 5.01.

                  SECTION 5.02  Insurance.
                                ---------

                  The Borrower shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business and against such liabilities, casualties and contingencies and of such types and in such amounts as is customary in the case of corporations engaged in the same or similar businesses or having similar properties similarly situated and as is satisfactory from time to time to the Required Lenders in their reasonable discretion.

                  SECTION 5.03 Payment of Taxes and Other Potential Charges and
                               ------------------------------------------------
Priority Claims.
---------------

                  The Borrower shall, and shall cause each of its Subsidiaries to, pay or discharge

                  (a) on or prior to the date on which penalties or Liens attach thereto, all Taxes imposed upon it or any of its Properties;

                  (b) on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such Property; and

                  (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such Property or which, if unpaid, might give rise to a claim entitled to priority over general creditors of the Borrower or such Subsidiary in a case under the Bankruptcy Code;

provided, that, unless and until foreclosure, distraint, levy, sale or similar
--------
proceedings shall have been commenced, the Borrower or such Subsidiary need not pay or discharge any such Tax, assessment, charge or claim so long as (x) the validity thereof is contested in good faith and by appropriate proceedings diligently conducted, and (y) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

                  SECTION 5.04  Preservation of Corporate Status and Franchises.
                                -----------------------------------------------

                  The Borrower shall, and shall cause each Significant Subsidiary to, maintain its status as a corporation, trust or limited liability company duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and to be duly qualified to do business as a foreign corporation, trust or limited liability company and in good standing in all jurisdictions in which the ownership of its properties or the nature of its business or both make such qualification necessary or advisable; provided,
                                                                 --------
however, that nothing in this Section 5.04 shall prevent the withdrawal by the
-------
Borrower or any Significant Subsidiary of its qualification as a foreign corporation in any jurisdiction where such withdrawal could not have a Material Adverse Effect . The Borrower shall, and shall cause each Significant Subsidiary to, do or cause to be done, all things necessary to preserve and keep in full force and effect its material rights, franchises, licenses and patents.

                  SECTION 5.05  Governmental Approvals and Filings.
                                ----------------------------------

                  The Borrower shall keep and maintain in full force and effect all Governmental Actions necessary or advisable in connection with execution and delivery of any Loan Document, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity, binding effect or enforceability hereof or thereof.

                  SECTION 5.06  Maintenance of Properties.
                                -------------------------

                  The Borrower shall, and shall cause each Significant Subsidiary to, maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                  SECTION 5.07  Avoidance of Other Conflicts.
                                ----------------------------

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, violate or conflict with, be in violation of or in conflict with, or be or remain subject to any liability (contingent or otherwise) on account of any violation or conflict with:

                  (a)  any Law;

                  (b)  its articles of incorporation or by-laws; or

                  (c) any agreement or instrument to which it or any of its Subsidiaries is a party or by which any of them or any of their respective properties (now owned or hereafter acquired) may be subject or bound, except for matters which would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

                  SECTION 5.08  Financial Accounting Practices.
                                ------------------------------

                  The Borrower shall, and shall cause each of its Subsidiaries to, make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  SECTION 5.09  Use of Proceeds.
                                ---------------

                  The Borrower shall apply the proceeds of all Loans hereunder only for working capital and general corporate purposes of the Borrower, including commercial paper backup.

The Borrower shall not use the proceeds of any Loans hereunder directly or indirectly for any unlawful purpose, in any manner inconsistent with Section 3.11, or inconsistent with any other provision of any Loan Document.

                  SECTION 5.10  End of Fiscal Periods.
                                ---------------------

                  The Borrower shall cause (a) each of its, and each of its Subsidiary's, fiscal years to end on December 31 and (b) each of its, and each of its Subsidiary's, fiscal quarters to end on March 31, June 30, September 30 and December 31.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

                  The Borrower hereby covenants to the Administrative Agent and each Lender as follows:

                  SECTION 6.01  Financial Covenants.
                                -------------------

                  (a)  Maximum Leverage.  The Borrower shall not permit the
                       ----------------
ratio of (a) Total Indebtedness to (b) the sum of Total Indebtedness and Shareholders' Equity, determined as of the last day of each fiscal quarter, to exceed 0.65 to 1.

                  (b)  Cash Dividend Coverage Ratio. The Borrower shall not
                       ----------------------------
permit the Cash Dividend Coverage Ratio, determined as of the last day of each fiscal quarter for the four-fiscal-quarter period ending on such day, to be less than 1.5 to 1.0.

                  SECTION 6.02  Liens.
                                -----

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its Property (now owned or hereafter acquired), or agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except for the following ("Permitted Liens"):
                ---------------

                  (a) Liens existing on the date hereof and securing obligations existing on the date hereof, as such Liens and obligations are listed on Schedule IV;

                  (b) Liens securing obligations of NPC issued under and pursuant to the terms and conditions of either (i) the NPC First Mortgage Indenture or (ii) the NPC General and Refunding Mortgage Indenture;

                  (c) Liens securing obligations of SPPC issued under and pursuant to the terms and conditions of either (i) the SPPC First Mortgage Indenture or (ii) the SPPC General and Refunding Mortgage Indenture;

                  (d) Liens on NPC First Mortgage Bonds issued as collateral for pollution control or industrial development revenue bonds issued for the benefit of NPC or its Subsidiaries (and related rights and interests) to secure obligations of NPC or such Subsidiaries for the benefit of the holders of such bonds, provided that such bonds are not
                                               --------
         secured by any other assets or Properties of NPC or its Subsidiaries;

                  (e) Liens on SPPC First Mortgage Bonds issued as collateral for pollution control or gas or water facility revenue bonds issued for the benefit of SPPC or its Subsidiaries (and related rights and interests) to secure obligations of SPPC or such Subsidiaries for the benefit of the holders of such bonds, provided that such bonds are not
                                               --------
         secured by any other assets or Properties of SPPC or its Subsidiaries;

                  (f) Liens on SPPC First Mortgage Bonds issued as collateral for medium-term notes issued pursuant to the Collateral Trust Indenture, dated as of June 1, 1992, between SPPC and Bankers Trust Company, as Trustee;

                  (g)  Liens on "transition property" arising pursuant to
         Section 843 of the California Public Utility Code for the benefit of holders of rate reduction bonds issued pursuant to a valid financing order of the California Public Utilities Commission;

                  (h) Liens arising from taxes, assessments, charges or claims described in Section 5.03 that are not yet due or that remain payable without penalty or to the extent permitted to remain unpaid under the proviso to such Section 5.03;

                  (i) Deposits or pledges of cash or securities in the ordinary course of business to secure (i) worker's compensation, unemployment insurance or other social security obligations, (ii) performance of bids, tenders, trade contracts (other than for payment of money) or leases, (iii) stay, surety or appeal bonds, or (iv) other obligations of a like nature incurred in the ordinary course of business;

                  (j) Zoning restrictions, easements, minor restrictions on the use of real Property, minor irregularities in title thereto and other minor Liens that do not secure the payment of money or the performance of an obligation and that do not in the aggregate materially detract from the value of an asset to, or materially impair its use in the business of, the Borrower or such Subsidiary; and

                  (k) Liens on Property securing all or part of the purchase price thereof and Liens (whether or not assumed) existing in Property at the time of purchase thereof, provided that: (i) such Lien is
                                          --------
         created before or substantially simultaneously with the purchase of such Property by the Borrower or such Subsidiary, (ii) such Lien is confined solely to the Property so purchased, improvements thereto and proceeds thereof, (iii) the aggregate amount secured by such Liens on any particular Property at the time purchased by the Borrower or such Subsidiary, as the case may be, shall not exceed the lesser of the purchase price of such Property and the fair market value of such Property at the time of purchase thereof by the Borrower or such Subsidiary, and (iv) the aggregate amount secured by all Liens described in this Section 6.02(k) shall not at any time exceed $150,000,000.

"Permitted Liens" shall in no event include any Lien imposed by, or required to be granted pursuant to, ERISA or any Environmental Law.

                  SECTION 6.03  Mergers.
                                -------

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, (a) merge with or into or consolidate with any other Person,
(b) liquidate, wind-up, dissolve or divide, or

(c) agree, become or remain liable (contingently or otherwise) to do any of the foregoing, except that:

                           (i)      A Person may merge with or into or
                  consolidate with any Subsidiary of the Borrower; provided
                                                                   --------
                  that (x) the surviving Person shall be a Subsidiary of the Borrower, (y) no Default or Event of Default shall have occurred and be continuing or shall exist at such time or after giving effect to such transaction and (z) the Borrower shall deliver to the Administrative Agent (A) a certificate, in a form reasonably satisfactory to the Administrative Agent, certifying that no Default or Event of Default exists or will result from such merger and (B) pro forma financial statements in support of such certification; and

                           (ii)     A Person may merge with or into or
                  consolidate with the Borrower, provided that (x) the Borrower
                                                 --------
                  shall be the surviving Person, (y) no Default or Event of Default shall have occurred and be continuing or shall exist at such time or after giving effect to such transaction and
                  (z) the Borrower shall deliver to the Administrative Agent
                  (A) a certificate, in a form reasonably satisfactory to the Administrative Agent, certifying that no Default or Event of Default exists or will result from such merger and (B) pro forma financial statements in support of such certification.

                  SECTION 6.04  Dispositions of Properties.
                                --------------------------

                  The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, sale-leaseback, transfer, abandon or otherwise dispose of, voluntarily or involuntarily (collectively, "Dispose"),
                                                                      -------
any of its Properties, or agree, become or remain liable contingently or otherwise to do any of the foregoing, except that, so long as no Default or Event of Default shall have occurred and be continuing or shall exist at such time or after giving effect to such transaction, the Borrower and its Subsidiaries may Dispose of Property (a) in transactions in the ordinary course of business consistent with past practice, (b) that is obsolete, (c) comprising accounts receivable transferred from time to time on a revolving basis by NPC or SPPC to one or more commercial paper conduits, special purpose subsidiaries or similar entities; provided that (i) the aggregate face amount of such accounts
                  --------
receivable that each of NPC and SPPC may Dispose of in reliance on this clause
(c) does not exceed $125,000,000 at any one time outstanding and (ii) the net cash proceeds from each Disposition by NPC or SPPC of such accounts receivable,
(A) when added to the net cash proceeds of all other Dispositions by NPC or SPPC, respectively, of accounts receivable made in reliance on this clause (c), are not less than 80% of the aggregate face amount of all accounts receivable Disposed of by NPC or SPPC, respectively, in reliance on this clause (c) and (B) at the time of such Disposition, do not exceed the sum of (I) the balance of NPC's or SPPC's (as applicable) deferred energy accrual account at such time and
(II) NPC's or SPPC's (as applicable) deferred energy costs actually incurred but not yet reflected in NPC's or SPPC's (as applicable) deferred energy accrual account, in each case as set forth in NPC's or SPPC's (as applicable) books and records; provided, further, that each Disposition made by NPC or SPPC in
         --------  -------
reliance on this clause (c) shall constitute a representation and warranty of the Borrower, made at the time of such Disposition, that the conditions set forth in clauses (i) and (ii) above are satisfied at such time, and (d) in transactions other than as provided in Section 6.04(a), (b) and (c); provided
                                                                     --------
that the aggregate book value of
all Property Disposed of pursuant to this Section 6.04(d) from and after the date hereof shall not exceed $120,000,000.

                  SECTION 6.05  Investments and Acquisitions.
                                ----------------------------

                  Prior to the making of any Investment or the consummation of any Acquisition by the Borrower or any of its Subsidiaries, the amount or purchase price of which, as the case may be, when aggregated with the amounts and purchase prices of other Investments and Acquisitions made by the Borrower and its Subsidiaries, would exceed $70,000,000 in the aggregate at any time, the Borrower shall deliver to the Administrative Agent (i) a certificate, in a form reasonably satisfactory to the Administrative Agent, certifying that no Default or Event of Default exists or will result from such Acquisition and (ii) pro forma financial statements in support of such certification.

                  SECTION 6.06  Dividends and Stock Repurchases.
                                -------------------------------

                  The Borrower shall not declare or pay any dividend on its capital stock (except for dividends in the form of capital stock), or redeem or repurchase any of its capital stock, if a Default or Event of Default shall have occurred and be continuing or shall exist at such time or after giving effect to such transaction.

                  SECTION 6.07 Transactions with Affiliates.
                               ----------------------------

                  The Borrower shall not enter into any transaction of any kind with any Person that Controls the Borrower or is Controlled by the Borrower or is under common Control with the Borrower other than (a) salary, bonus, employee stock option and other compensation arrangements with directors or officers in the ordinary course of business, (b) transactions that are fully disclosed to the board of directors (or executive committee thereof) of the Borrower and expressly authorized by a resolution of the board of directors (or executive committee) of the Borrower which is approved by a majority of the directors (or executive committee) not having an interest in the transaction, (c) transactions between or among the Borrower and its Wholly-Owned Subsidiaries and (d) transactions on overall terms at least as favorable to the Borrower as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power.

                  SECTION 6.08  Change of Business.
                                ------------------

                  The Borrower shall not make any material change in the nature of its business as carried on at the date hereof.

                  SECTION 6.09  Equal and Ratable Lien.
                                ----------------------

                  If, notwithstanding the prohibition contained in Section 6.02, the Borrower or any of its Subsidiaries is subjected to any Lien upon any of its Property, other than those permitted by the provisions of Section 6.02, the Borrower will, and will cause its Subsidiaries to, make or cause to be made effective provisions whereby the Borrowings will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Administrative Agent and, in any such case, the Borrowings shall have the benefit, to the fullest extent that, and with such priority as, the Lenders may be entitled under applicable law, of an equitable Lien on such Property. Such violation of Section 6.02 will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 6.09, and no such Lien or agreements with respect thereto shall be deemed to be a waiver of or consent to such Event of Default by the Administrative Agent or any Lender.

                  SECTION 6.10  Restrictive Agreements.
                                ----------------------

                  Except as otherwise permitted under this Article VI, and except for agreements referenced in or permitted by covenants contained within
Article VI of the NPC Credit Agreement and Article VI of the SPPC Credit Agreement, the Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its Property or assets, or (b) the ability of any Subsidiary of the Borrower to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to guarantee Indebtedness of the Borrower or any other Subsidiary of the Borrower.

                  SECTION 6.11 Limitation on Indebtedness.
                               --------------------------

                  The Borrower shall not create, incur, assume or suffer to exist any Indebtedness (including, without limitation, any Contingent Obligations, the Loans and any senior notes issued in connection with the Borrower's Corporate Premium Income Equity Securities (PIES)), or become or remain liable (contingently or otherwise) for any Indebtedness, in excess of $1,045,000,000 in the aggregate at any one time outstanding.

                  SECTION 6.12 Maintenance of Ownership of Significant
                               ---------------------------------------
Subsidiaries.
------------

                  The Borrower (a) shall not, and shall not permit any of its Subsidiaries to, sell, transfer, assign or otherwise dispose of any shares of common stock of any Significant Subsidiary, any securities convertible into shares of common stock of any Significant Subsidiary or any warrants, rights or options to acquire such common stock or such convertible securities, and (b) shall not permit any Significant Subsidiary to issue any shares of common stock, any securities convertible into shares of common stock or any warrants, rights or options to acquire any such common stock or convertible securities, to any other Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower).

                                   ARTICLE VII
                                    DEFAULTS

                  SECTION 7.01  Events of Default.
                                -----------------

                  An "Event of Default" shall mean the occurrence or existence
                      ----------------
of one or more of the following events or conditions (for any reason, whether voluntary, involuntary or effected or required by Law):

                  (a) The Borrower shall fail to pay when due principal of any Loan.

                  (b) The Borrower shall fail to pay when due interest on any Loan, any fees, indemnity or expenses, or any other amount due hereunder or under any other Loan Document and such failure shall have continued for a period of three (3) Business Days.

                  (c) Any representation or warranty made or deemed made by the Borrower in or pursuant to or in connection with any Loan Document, or any statement made by the Borrower in any financial statement, certificate, report, exhibit or document furnished by the Borrower to the Administrative Agent or any Lender pursuant to or in connection with any Loan Document, shall prove to have been false or misleading in any material respect as of the time when made or deemed made (including by omission of material information necessary to make such representation, warranty or statement not misleading).

                  (d) The Borrower shall default in the performance or observance of any covenant contained in Article VI or any of the covenants contained in Section 5.01(f)(i), 5.09 or 5.10.

                  (e) The Borrower shall default in the performance or observance of any other covenant, agreement or duty under this Agreement or any other Loan Document and (i) in the case of a default under Section 5.01 (other than as referred to in subsection (f)(i) thereof) such default shall have continued for a period of ten (10) Business Days and (ii) in the case of any other default such default shall have continued for a period of 30 days after notice from the Administrative Agent to the Borrower.

                  (f) The Borrower or any Subsidiary of the Borrower shall (i) fail to make any payment (x) on account of any Indebtedness under the NPC Credit Agreement or the SPPC Credit Agreement, (y) on account of any Indebtedness aggregating $10,000,000 or more in principal amount or
         (z) aggregating $10,000,000 or more on any Indebtedness, or any interest or premium thereon, in each case, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and, in each case, such failure shall have continued beyond any applicable grace period specified in any agreement or instrument relating to such Indebtedness, or (ii) fail to perform or observe any other term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any Indebtedness when required to be performed or observed, and such failure shall have continued beyond any applicable grace period specified in any agreement or instrument relating to such Indebtedness, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, the unpaid principal amount of which then aggregates $10,000,000 or more.

                  (g) One or more final judgments or orders for the payment of money shall have been entered against the Borrower or any Subsidiary of the Borrower, which judgments or orders exceed $10,000,000 in the aggregate, and such judgments or orders shall have remained undischarged and unstayed for a period of thirty (30) consecutive days.

                  (h) One or more writs or warrants of attachment, garnishment, execution, distraint or similar process exceeding in value the aggregate amount of $10,000,000 shall have been issued against the Borrower or any Subsidiary of the Borrower or any of their respective properties and shall have remained undischarged and unstayed for a period of thirty (30) consecutive days.

                  (i) Any Governmental Action now or hereafter made by or with any Governmental Authority in connection with any Loan Document is not obtained or shall have ceased to be in full force and effect or shall have been modified or amended or shall have been held to be illegal or invalid, and the Required Lenders shall have determined (which determination shall be conclusive provided it is reached in good faith) that the consequence of any of the foregoing events would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (j) Any Loan Document or any material term or provision thereof shall have ceased to be in full force and effect, or the Borrower or any Governmental Authority with jurisdiction over the Borrower shall, or shall purport to, terminate, repudiate, declare voidable or void or otherwise contest, any Loan Document or any material term or provision thereof or any obligation or liability of the Borrower thereunder.

                  (k) An event or condition specified in Section 5.01(h) hereof shall occur or exist with respect to any Plan or Multiemployer Plan or any Lien arises pursuant to ERISA and, as a result of such event or condition or Lien, together with all other such events or conditions or Liens, the Borrower or any ERISA Affiliate shall incur or shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC or suffer an encumbrance to exist in favor of any thereof (or any combination of the foregoing) which would constitute a Material Adverse Effect.

                  (l) The Borrower or any Subsidiary of the Borrower shall have violated any Environmental Law or become subject to any Environmental Claim and, in either case, the Required Lenders shall have determined (which determination shall be conclusive provided it is reached in good faith) that such event would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

                  (m) A proceeding shall have been instituted in respect of the Borrower or any Subsidiary of the Borrower:

                       (i) seeking to have an order for relief entered in respect of such Person, or seeking a declaration or entailing a finding that such Person is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment, composition or other similar relief with respect to such Person, its assets or its debts under any Law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar Law now or hereafter in effect, or

                       (ii) seeking appointment of a receiver, trustee, liquidator, assignee, sequestrator or other custodian for such Person or for all or any substantial part of its Property,

         and such proceeding shall result in the entry, making or grant of any such order for relief, declaration, finding, relief or appointment, or such proceeding shall remain undismissed and unstayed for a period of thirty (30) consecutive days.

                  (n) The Borrower or any Subsidiary of the Borrower shall become insolvent; shall fail to pay, become unable to pay, or state that it is or will be unable to pay, its debts as they become due; shall voluntarily suspend transaction of its business; shall make a general assignment for the benefit of creditors; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(m)(i), or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such order for relief, declaration, finding or relief described therein; shall institute (or fail to controvert in a timely and appropriate manner) a proceeding described in Section 7.01(m)(ii), or (whether or not any such proceeding has been instituted) shall consent to or acquiesce in any such appointment or to the taking of possession by any such custodian of all or any substantial part of its Property; shall dissolve, wind-up, revoke or forfeit its charter (or other constituent documents) or liquidate itself or any substantial part of its Property; or shall take any action in furtherance of any of the foregoing.

                  (o)  A Change in Control shall occur.

                  (p) The Borrower shall fail to maintain ongoing utility segment-identifiable assets (exclusive of cash and marketable securities) and operating income relating to the generation or transmission and/or distribution of electricity or gas in a proportion equal to at least 80% of total assets (exclusive of cash and marketable securities) and operating income.

                  SECTION 7.02 Consequences of an Event of Default.
                               -----------------------------------

                  (a) If an Event of Default specified in Section 7.01 (other than subsections (m) and (n) thereof) shall occur and be continuing or shall exist, then, in addition to all other rights and remedies which the Administrative Agent or any Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Lenders shall be under no further obligation to make Loans hereunder, and the Administrative Agent may, and, upon the written request of the Required Lenders shall, by notice to the Borrower, from time to time do any or all of the following:

                  (i) Declare the Commitments terminated, whereupon the Commitments will terminate and any fees hereunder shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                  (ii) Declare the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                  (b) If an Event of Default specified in subsection (m) or (n) of Section 7.01 shall occur or exist, then, in addition to all other rights and remedies which the Administrative Agent or any Lender may have hereunder or under any other Loan Document, at law, in equity or otherwise, the Commitments shall automatically terminate and the Lenders shall be under no further obligation to make Loans, and the unpaid principal amount of the Loans, interest accrued thereon and all other Obligations shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived, and an action therefor shall immediately accrue.

                                  ARTICLE VIII
                                   THE AGENTS

                  SECTION 8.01  Appointment.
                                -----------

                  Each Lender hereby irrevocably appoints Union Bank of California, N.A. to act as Administrative Agent for such Lender under this Agreement and the other Loan Documents. Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on behalf of such Lender under the provisions of this Agreement and the other Loan Documents, and to exercise such powers and to perform such duties, as are expressly delegated to or required of the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. Union Bank of California, N.A. hereby agrees to act as Administrative Agent on behalf of the Lenders on the terms and conditions set forth in this Agreement and the other Loan Documents, subject to its right to resign as provided in Section 8.10. Each Lender hereby irrevocably authorizes the Administrative Agent to execute and deliver each of the Loan Documents executed after the date hereof and to accept delivery of such of the other Loan Documents delivered after the date hereof as may not require execution by the Administrative Agent (with such consents of the Lenders as required pursuant to Section 9.01). Each Lender agrees that the rights and remedies granted to the Administrative Agent under the Loan Documents shall be exercised exclusively by the Administrative Agent, and that no Lender shall have any right individually to exercise any such right or remedy, except to the extent expressly provided herein or therein.

                  SECTION 8.02  General Nature of Administrative Agent's Duties.
                                -----------------------------------------------

                  Notwithstanding anything to the contrary elsewhere in this Agreement or in any other Loan Document:

                  (a) The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and no implied duties or responsibilities on the part of the Administrative Agent shall be read into this Agreement or any other Loan Document or shall otherwise exist.

                  (b) The duties and responsibilities of the Administrative Agent under this Agreement and the other Loan Documents shall be mechanical and administrative in nature, and the Administrative Agent shall not have a fiduciary relationship in respect of any Lender.

                  (c) The Administrative Agent is and shall be solely the agent of the Lenders. The Administrative Agent does not assume, and shall not at any time be deemed to have, any relationship of agency or trust with or for, or any other duty or responsibility to, the Borrower or any other Person (except only for its relationship as agent for, and its express duties and responsibilities to, the Lenders as provided in this Agreement and the other Loan Documents).

                  (d) The Administrative Agent shall be under no obligation to take any action hereunder or under any other Loan Document if the Administrative Agent believes in good faith that taking such action may conflict with any Law or any provision of this Agreement or any other Loan Document, or may require the Administrative Agent to qualify to do business in any jurisdiction where it is not then so qualified.

                  SECTION 8.03  Exercise of Powers.
                                ------------------

                  The Administrative Agent shall take any action of the type specified in this Agreement or any other Loan Document as being within the Administrative Agent's rights, powers or discretion in accordance with directions from the Required Lenders (or, to the extent this Agreement or such other Loan Document expressly requires the direction or consent of some other Person or set of Persons, then instead in accordance with the directions of such other Person or set of Persons). In the absence of such directions, the Administrative Agent shall have the authority (but under no circumstances shall be obligated), in its sole discretion, to take any such action, except to the extent that this Agreement or such other Loan Document expressly requires the direction or consent of the Required Lenders (or some other Person or set of Persons), in which case the Administrative Agent shall not take such action absent such direction or consent. Any action or inaction pursuant to such direction, discretion or consent shall be binding on all the Lenders. The Administrative Agent shall not have any liability to any Person as a result of
(a) the Administrative Agent acting or refraining from acting in accordance with the directions of the Required Lenders (or other applicable Person or set of Persons), (b) the Administrative Agent refraining from acting in the absence of instructions to act from the Required Lenders (or other applicable Person or set of Persons), whether or not the Administrative Agent has discretionary power to take such action, or (c) the Administrative Agent taking discretionary action it is authorized to take under this Section (subject, in the case of clauses (b) and (c), to the provisions of Section 8.04(a)).

                  SECTION 8.04  General Exculpatory Provisions.
                                ------------------------------

                  Notwithstanding anything to the contrary elsewhere in this Agreement or any other Loan Document:

                  (a) The Administrative Agent shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any other Loan Document, unless caused by its own gross negligence or willful misconduct.

                  (b) The Administrative Agent shall not be responsible for (i) the execution, delivery, effectiveness, enforceability, genuineness, validity or adequacy of this Agreement or any other Loan Document, (ii) any recital, representation, warranty, document, certificate, report or statement in, provided for in, or received under or in connection with, this Agreement or any other Loan Document, (iii) any failure of the Borrower or any Lender to perform any of their respective obligations under this Agreement or any other Loan Document, or (iv) the existence, validity, enforceability, perfection, recordation, priority, adequacy or value, now or hereafter, of any Lien or other direct or indirect security afforded or purported to be afforded by any of the Loan Documents or otherwise from time to time.

                  (c) The Administrative Agent shall not be under any obligation to ascertain, inquire or give any notice relating to (i) the performance or observance of any of the terms or conditions of this Agreement or any other Loan Document on the part of the Borrower,
         (ii) the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person, or (iii) except to the extent set forth in Section 8.05(f), the existence of any Default or Event of Default.

                  (d) The Administrative Agent shall not be under any obligation, either initially or on a continuing basis, to provide any Lender with any notices, reports or information of any nature, whether in its possession presently or hereafter, except for such notices, reports and other information expressly required by this Agreement or any other Loan Document to be furnished by the Administrative Agent to such Lender.

                  SECTION 8.05 Administration by the Administrative Agent.
                               ------------------------------------------

                  (a) The Administrative Agent may rely upon any notice or other communication of any nature (written or oral, including but not limited to telephone conversations, whether or not such notice or other communication is made in a manner permitted or required by this Agreement or any other Loan Document) purportedly made by or on behalf of the proper party or parties, and the Administrative Agent shall not have any duty to verify the identity or authority of any Person giving such notice or other communication.

                  (b) The Administrative Agent may consult with legal counsel (including, without limitation, in-house counsel for the Administrative Agent or in-house or other counsel for the Borrower), independent public accountants and any other experts selected by it from time to time, and the Administrative Agent shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

                  (c) The Administrative Agent may conclusively rely upon the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Administrative Agent in accordance with the requirements of this Agreement or any other Loan Document. Whenever the Administrative Agent shall deem it necessary or desirable that a matter be proved or established with respect to the Borrower or any Lender, such matter may be established by a certificate of the Borrower or such Lender, as the case may be, and the Administrative Agent may conclusively rely upon such certificate (unless other evidence with respect to such matter is specifically prescribed in this Agreement or another Loan Document).

                  (d) The Administrative Agent may fail or refuse to take any action unless it shall be indemnified to its satisfaction from time to time against any and all amounts, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature which may be imposed on, incurred by or asserted against the Administrative Agent by reason of taking or continuing to take any such action.

                  (e) The Administrative Agent may perform any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  (f) The Administrative Agent shall not be deemed to have any knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default". If the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to each Lender.

                  SECTION 8.06 Lenders Not Relying on Administrative Agent or
                               ----------------------------------------------
Other Lenders.
-------------

                  Each Lender acknowledges as follows:

                  (a) Neither the Administrative Agent nor any other Lender has made any representations or warranties to it, and no act taken hereafter by the Administrative Agent or any other Lender shall be deemed to constitute any representation or warranty by the Administrative Agent or such other Lender to it.

                  (b) It has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the other Loan Documents.

                  (c) It will, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, make its own decisions to take or not take action under or in connection with this Agreement and the other Loan Documents.

                  SECTION 8.07  Indemnification.
                                ---------------

                  Each Lender agrees to reimburse and indemnify the Administrative Agent and its directors, officers, employees and agents (to the extent not reimbursed by the Borrower and without limitation of the obligations of the Borrower to do so, in each case pursuant to the terms of this Agreement and the other Loan Documents), based on its Applicable Percentage, from and against any and all amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature (including, without limitation, the fees and disbursements of counsel for the Administrative Agent or such other Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Administrative Agent or such other Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Administrative Agent or such other Person as a result of, or arising out of, or in any way related to or by reason of, this Agreement, any other Loan Document, any transaction from time to time contemplated hereby or thereby, or any transaction financed in whole or in part or directly or indirectly with the proceeds of any Loan, provided that no Lender shall be liable for any portion of
                      --------
such amounts, losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting solely from the gross negligence or willful misconduct of the Administrative Agent or such other Person, as finally determined by a court of competent jurisdiction. Payments under this Section 8.07 shall be due and payable on demand, and to the extent that any Lender fails to pay any such amount on demand, such amount shall bear interest for each day from the date of demand until paid (before and after judgment) at a rate per annum (calculated on the basis of a year of 360 days and actual days elapsed) which for each day shall be equal to the Federal Funds Effective Rate for such day.

                  SECTION 8.08  Administrative Agent in its Individual Capacity.
                                -----------------------------------------------

                  With respect to its Commitment and the Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement and each other Loan Document as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lenders," "holders of Notes" and like terms shall include the Administrative Agent in its individual capacity as such. The Administrative Agent and its affiliates may, without liability to account, make loans to, accept deposits from, acquire debt or equity interests in, act as trustee under indentures of, and engage in any other business with, the Borrower and any stockholder, subsidiary or affiliate of the Borrower, as though the Administrative Agent were not the Administrative Agent hereunder.

                  SECTION 8.09  Holders of Notes.
                                ----------------

                  The Administrative Agent may deem and treat the Lender which is payee of a Note as the owner and holder of such Note for all purposes hereof unless and until an Assignment and Acceptance with respect to the assignment or transfer thereof shall have been filed with the Administrative Agent in accordance with Section 9.12. Any authority, direction or consent of any Person who at the time of giving such authority, direction or consent is shown in the Register as being a Lender shall be conclusive and binding on each present and subsequent holder, transferee or assignee of any Note or Notes payable to such Lender or of any Note or Notes issued in exchange therefor.

                  SECTION 8.10  Successor Administrative Agent.
                                ------------------------------

                  The Administrative Agent may resign at any time by giving 10 days' prior written notice thereof to the Lenders and the Borrower. The Administrative Agent may be removed by the Required Lenders at any time with or without cause by giving 10 days' prior written notice thereof to the Administrative Agent, the other Lenders and the Borrower. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed and consented to, and shall have accepted such appointment, within 30 days after such notice of resignation or removal, then the retiring Administrative Agent, on behalf of the Lenders, may appoint a successor Administrative Agent. Each successor Administrative Agent shall be a commercial bank or trust company organized under the Laws of the United States of America or any State thereof and having a combined capital and surplus of at least $1,000,000,000. The appointment of any successor Administrative Agent at any time pursuant to this Section 8.10 shall be subject to the approval of the Borrower, provided that at such time there shall not have occurred and be
          --------
continuing any Default or Event of Default, and provided further that the
                                                -------- -------
Borrower's consent to any such appointment shall not be unreasonably withheld. Upon the acceptance by a successor Administrative Agent of its appointment as Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the properties, rights, powers, privileges and duties of the former Administrative Agent without further act, deed or conveyance. Upon the effective date of resignation or removal of a retiring Administrative Agent, the Administrative Agent shall be discharged from its duties under this Agreement and the other Loan Documents, but the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted by it while it was Administrative Agent under this Agreement. If and for so long as no successor Administrative Agent shall have been appointed, then any notice or other communication required or permitted to be given by the Administrative Agent shall be sufficiently given if given by the Required Lenders, all notices or other communications required or permitted to be given to the Administrative Agent shall be given to each Lender, and all payments to be made to the Administrative Agent shall be made directly to the Borrower or Lender for whose account such payment is made.

                  SECTION 8.11  Additional Administrative Agents.
                                --------------------------------

                  If the Administrative Agent shall from time to time deem it necessary or advisable, for its own protection in the performance of its duties hereunder or in the interest of the Lenders, the Administrative Agent and the Borrower shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or advisable in the opinion of the Administrative Agent to constitute another commercial bank or trust company, or one or more other Persons approved by the Administrative Agent, to act as co-Administrative Agent, with such powers of the Administrative Agent as may be provided in such supplemental agreement, and to vest in such bank, trust company or Person, as such co-Administrative Agent, any properties, rights, powers, privileges and duties of the Administrative Agent under this Agreement or any other Loan Document. The appointment of any co-Administrative Agent at any time pursuant to this Section 8.11 shall be subject to the approval of the Borrower, provided that at such time there shall not have occurred and be continuing any
--------
Default or Event of Default, and provided further that the Borrower's consent to
                                 -------- -------
any such appointment shall not be unreasonably withheld.

                  SECTION 8.12  Calculations.
                                ------------

                  The Administrative Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith, in the absence of its own gross negligence or willful misconduct. If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made (except as provided in the preceding sentence) shall be to recover from the other Lenders any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the Borrower, to recover such amount from the Borrower.

                  SECTION 8.13  Syndication Agent.
                                -----------------

                  As Syndication Agent, Wells Fargo Bank, N.A. shall not have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such. Without limiting the foregoing, Wells Fargo Bank, N.A. shall not have any or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on Wells Fargo Bank, N.A. in deciding to enter into this Agreement or in not taking action hereunder or under the Loan Documents.

                  SECTION 8.14  Sole Bookrunner.
                                ---------------

                  As Sole Bookrunner, Union Bank of California, N.A. shall not have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such. Without limiting the foregoing, Union Bank of California, N.A. shall not have any or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on Union Bank of California, N.A. in deciding to enter into this Agreement or in not taking action hereunder or under the Loan Documents.

                  SECTION 8.15  Co-Documentation Agents.
                                -----------------------

                  As Co-Documentation Agents, none of Bank One, NA, BNP Paribas or Mellon Bank, N.A. shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such. Without limiting the foregoing, none of Bank One, NA, BNP Paribas or Mellon Bank, N.A. shall have any or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on Bank One, NA, BNP Paribas or Mellon Bank, N.A. in deciding to enter into this Agreement or in not taking action hereunder or under the Loan Documents.

                                   ARTICLE IX
                                  MISCELLANEOUS

                  SECTION 9.01  Amendments and Waivers.
                                ----------------------

                  Neither this Agreement nor any other Loan Document may be amended, modified or supplemented except in accordance with the provisions of this Section 9.01. The Administrative Agent and the Borrower may from time to time amend, modify or supplement the provisions of this Agreement or any other Loan Document for the purpose of amending, adding to or waiving any provision, or changing in any manner the rights and duties of the Borrower, the Administrative Agent or any Lender. Any such amendment, modification or supplement made by the Borrower and the Administrative Agent in accordance with the provisions of this Section 9.01 shall be binding upon the Borrower, each Lender and the Administrative Agent. The Administrative Agent shall enter into such amendments, modifications or supplements from time to time as directed by the Required Lenders, and only as so directed, provided, that no such amendment,
                                               --------
modification or supplement may be made which will:

                  (a) Increase the Commitment of any Lender over the amount thereof then in effect, without the written consent of each Lender affected thereby;

                  (b) Extend the Revolving Termination Date, without the written consent of all the Lenders;

                  (c) Reduce the principal amount of or extend the time for any payment of principal of any Loan, or reduce the rate of interest or extend the time for payment of any interest borne by any Loan, or extend the time for payment of or reduce the amount of any fees, or reduce the amount of or postpone the date for payment of any other obligation, without the written consent of each Lender affected thereby;

                  (d)  Change the definition of "Required Lenders" or amend this
         Section 9.01 or Section 9.12(a) or any other provision of this Agreement that requires the consent of all of the Lenders to the taking or failure to take action hereunder, without the written consent of all the Lenders; or

                  (e) Amend or waive any of the provisions of Article VIII, or impose additional duties upon the Administrative Agent or otherwise adversely affect the rights, interests or obligations of the Administrative Agent, without the written consent of the Administrative Agent;

and provided, further, that Assignment and Acceptances may be entered into in
    --------  -------
the manner provided in Section 9.12. Any such amendment, modification or supplement must be in writing and shall be effective only to the extent set forth in such writing. Any Default or Event of Default waived or consented to in any such amendment, modification or supplement shall be deemed to be cured and not continuing to the extent and for the period set forth in such waiver or consent, but no such waiver or consent shall extend to any other or subsequent Default or Event of Default or impair any right consequent thereto.

                  SECTION 9.02  No Implied Waiver; Cumulative Remedies.
                                --------------------------------------

                  No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or the exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and any other Loan Document are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have hereunder or thereunder, at law, in equity or otherwise.

                  SECTION 9.03  Notices.
                                -------

                  (a) Except to the extent otherwise expressly permitted hereunder or thereunder, all notices, requests, demands, directions and other communications (collectively "notices") under this Agreement or any other Loan
                              -------
Document shall be in writing (including telecopied communication) and shall be sent by first-class mail, or by nationally-recognized overnight courier, or by telecopier (with confirmation in writing mailed first-class or sent by such an overnight courier), or by personal delivery. All notices shall be sent to the applicable party at the address stated on the signature pages hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto in all cases with postage or other charges prepaid. Any such properly given notice shall be effective on the earliest to occur of receipt, telephone confirmation of receipt of telecopy communication, one Business Day after delivery to a nationally-recognized overnight courier, or three Business Days after deposit in the mail.

                  (b) Any Lender giving any notice to the Borrower or any other party to a Loan Document shall simultaneously send a copy thereof to the Administrative Agent, and the Administrative Agent shall promptly notify the other Lenders of the receipt by it of any such notice.

                  (c) The Administrative Agent and each Lender may rely on any notice (whether or not such notice is made in a manner permitted or required by this Agreement or any other Loan Document) purportedly made by or on behalf of the Borrower, and neither the Administrative Agent nor any Lender shall have any duty to verify the identity or authority of any Person giving such notice.

                  SECTION 9.04  Expenses; Taxes; Indemnity.
                                --------------------------

                  (a) The Borrower agrees to pay or cause to be paid and to save the Administrative Agent and each of the Lenders harmless against liability for the payment of all reasonable out-of-pocket costs and expenses (including but not limited to reasonable fees and expenses of counsel) incurred by the Administrative Agent or any Lender from time to time arising from or relating to (i) in the case of the Administrative Agent, the negotiation, syndication, preparation, execution, delivery, administration and performance of this Agreement and the other Loan Documents, (ii) in the case of the Syndication Agent, the syndication of this Agreement and the other Loan Documents, (iii) in the case of the Administrative Agent, any amendments, modifications, supplements, waivers or consents to this Agreement or any other Loan Document (whether or not ultimately entered into or granted), and (iv) in the case of the Administrative Agent or any Lender, the enforcement or preservation of rights under this Agreement or any other Loan Document (including but not limited to any such costs or expenses arising from or relating to (A) collection or enforcement of an outstanding Loan or any other amount owing hereunder or thereunder by the Administrative Agent or such Lender, and (B) any litigation, proceeding, dispute, work-out, restructuring or rescheduling related in any way to this Agreement or the Loan Documents).

                  (b) The Borrower hereby agrees to pay all stamp, document, transfer, recording, filing, registration, search, sales and excise fees and taxes and all similar impositions now or hereafter determined by the Administrative Agent or any Lender to be payable in connection with this Agreement or any other Loan Documents or any other documents, instruments or transactions pursuant to or in connection herewith or therewith (which determination shall be conclusive provided it is reached in good faith), and the Borrower agrees to save the Administrative Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such fees, taxes or impositions.

                  (c) The Borrower hereby agrees to reimburse and indemnify each of the Indemnified Parties from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Party shall be designated a party thereto) that may at any time be imposed on, asserted against or incurred by such Indemnified Party as a result of, or arising out of, or in any way related to or by reason of, this Agreement or any other Loan Document, any transaction from time to time contemplated hereby or thereby, or any transaction financed in whole or in part or directly or indirectly with the proceeds of any Loan (and without in any way limiting the generality of the foregoing, including any violation or breach of any Environmental Law or any other Law by the Borrower or any Subsidiary of the Borrower; any Environmental Claim arising out of the management, use, control, ownership or operation of Property by any of such Persons, including all onsite and off-site activities involving Hazardous Materials; or any exercise by the Administrative Agent or any Lender of any of its rights or remedies under this Agreement or any other Loan Document); but excluding any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements resulting solely from the gross negligence or willful misconduct of such Indemnified Party, as finally determined by a court of competent jurisdiction. If and to the extent that the foregoing obligations of the Borrower under this subsection (c), or any other indemnification obligation of the Borrower hereunder or under any other Loan Document, are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

                  SECTION 9.05  Severability.
                                ------------

                  The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  SECTION 9.06  Prior Understandings.
                                --------------------

                  This Agreement and the other Loan Documents, as such agreements shall be amended from time to time, supersede all prior and contemporaneous understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein and therein.

                  SECTION 9.07  Duration; Survival.
                                ------------------

                  All representations and warranties of the Borrower contained herein or in any other Loan Document or made in connection herewith or therewith shall survive the making, and shall not be waived by the execution and delivery, of this Agreement or any other Loan Document, any investigation by or knowledge of the Administrative Agent or any Lender, the making of any Loan, or any other event or condition whatever. All covenants and agreements of the Borrower contained herein or in any other Loan Document shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow hereunder and until payment in full of all Obligations. Without limitation, all obligations of the Borrower hereunder or under any other Loan Document to make payments to or indemnify the Administrative Agent or any Lender shall survive the payment in full of all other Obligations, termination of the Borrower's right to borrow hereunder, and all other events and conditions whatever. In addition, all obligations of each Lender to make payments to or indemnify the Administrative Agent shall survive the payment in full by the Borrower of all Obligations, termination of the Borrower's right to borrow hereunder, and all other events or conditions whatever.

                  SECTION 9.08  Counterparts.
                                ------------

                  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  SECTION 9.09  Limitation on Payments.
                                ----------------------

                  The parties hereto intend to conform to all applicable Laws in effect from time to time limiting the maximum rate of interest that may be charged or collected. Accordingly, notwithstanding any other provision hereof or of any other Loan Document, the Borrower shall not be required to make any payment to or for the account of any Lender, and each Lender shall refund any payment made by the Borrower, to the extent that such requirement or such failure to refund would violate or conflict with nonwaivable provisions of applicable Laws limiting the maximum amount of interest which may be charged or collected by such Lender.

                  SECTION 9.10  Set-Off.
                                -------

                  The Borrower hereby agrees that, to the fullest extent permitted by Law, if any Obligation of the Borrower shall be due and payable (by acceleration or otherwise), each Lender shall have the right, without notice to the Borrower, to set-off against and to appropriate and apply to such Obligation any indebtedness, liability or obligation of any nature owing to the Borrower by such Lender, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, whether or not evidenced by a certificate of deposit) now or hereafter maintained by the Borrower with such Lender. Such right shall be absolute and unconditional in all circumstances and, without limitation shall exist whether or not such Lender or any other Person shall have given notice or made a demand to the Borrower or any other Person, whether such indebtedness, obligation or liability owed to the Borrower is contingent, absolute, matured or unmatured (it being agreed that such Lender may deem such indebtedness, obligation or liability to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to any Lender or any other Person. The Borrower hereby agrees that, to the fullest extent permitted by Law, any Participant and any branch, subsidiary or affiliate of any Lender or any Participant shall have the same rights of set-off as a Lender as provided in this Section (regardless of whether such Participant, branch, subsidiary or affiliate would otherwise be deemed in privity with or a direct creditor of the Borrower). The rights provided by this Section are in addition to all other rights of set-off and banker's lien and all other rights and remedies which any Lender (or any such Participant, branch, subsidiary or affiliate) may otherwise have under this Agreement, any other Loan Document, at law or in equity, or otherwise, and nothing in this Agreement or any other Loan Document shall be deemed a waiver or prohibition of or restriction on the rights of set-off or bankers' lien of any such Person.

                  SECTION 9.11  Sharing of Collections.
                                ----------------------

                  The Lenders hereby agree among themselves that if any Lender shall receive (by voluntary payment, realization upon security, set-off or from any other source) any amount on account of the Loans, interest thereon, or any other Obligation contemplated by this Agreement or the other Loan Documents to be made by the Borrower pro rata to all Lenders (or pro rata to holders of Notes) in greater proportion than any such amount received by any other applicable Lender, then the Lender receiving such proportionately greater payment shall notify each other Lender and the Administrative Agent of such receipt, and equitable adjustment will be made in the manner stated in this
Section 9.11 so that, in effect, all such excess amounts will be shared ratably among all of the applicable Lenders. The Lender receiving such excess amount shall purchase (which it shall be deemed to have done simultaneously upon the receipt of such excess amount) for cash from the other applicable Lenders a participation in the applicable Obligations owed to such other Lenders in such amount as shall result in a ratable sharing by all applicable Lenders of such excess amount (and to such extent the receiving Lender shall be a Participant). If all or any portion of such excess amount is thereafter recovered from the Lender making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law to be paid by the Lender making such purchase. The Borrower hereby consents to and confirms the foregoing arrangements. Each Participant shall be bound by this Section as fully as if it were a Lender hereunder.

                  SECTION 9.12 Successors and Assigns; Participations;
                               ---------------------------------------
Assignments.
-----------

                  (a)  Successors and Assigns. This Agreement shall be binding
                       ----------------------
upon and inure to the benefit of the Borrower, the Lenders, all future holders of the Notes, the Agents and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights hereunder or interests herein without the prior written consent of all the Lenders and the Administrative Agent, and any purported assignment without such consent shall be void.

                  (b)  Participations. Any Lender may, in the ordinary course of
                       --------------
its commercial banking business and in accordance with applicable Law, at any time sell participations to one or more commercial banks or other Persons (each a "Participant") in all or a portion of its rights and obligations under this
   -----------
Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitment and the Loans owing to it and any Note held by it); provided, that
--------

                  (i) any such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged,

                  (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,

                  (iii) the parties hereto shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

                  (iv)   such Participant shall be bound by the provisions of
         Section 9.11, and

                  (v) no Participant (unless such Participant is an Affiliate of such Lender, or is itself a Lender) shall be entitled to require such Lender to take or refrain from taking action under this Agreement or under any other Loan Document, except that such Lender may agree with such Participant that such Lender will not, without such Participant's consent, take any action, or consent to the taking of any action, of the type described in Section 9.01(a), (b) or (c).

The Borrower agrees that any such Participant shall be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.04 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no such
                                                         --------
Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred.

                  (c)  Assignments. Any Lender may, in the ordinary course of
                       -----------
its commercial banking business and in accordance with applicable Law, at any time assign all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or any portion of its Commitment and Loans owing to it and any Note held by it) to any Lender, any Affiliate of a Lender or to one or more additional commercial banks or other Persons (each a "Purchasing Lender"); provided, that
                       ---------- ------    --------

                  (i) any such assignment to a Purchasing Lender which is not a Lender or an affiliate of a Lender shall be made only with the consent (which in each case shall not be unreasonably withheld) of the Borrower (so long as no Default or Event of Default shall have occurred and be continuing) and the Administrative Agent;

                  (ii) if a Lender makes such an assignment of less than all of its then remaining rights and obligations under this Agreement and the other Loan Documents, such transferor Lender shall retain, after such assignment, a minimum principal amount of $5,000,000 of the Commitments and Loans then outstanding, and such assignment, unless made to an assignee who is a Lender hereunder prior to such assignment, shall be in a minimum principal amount of $5,000,000 of the Commitments and Loans then outstanding;

                  (iii) each such assignment shall be of a constant, and not a varying, percentage of the Commitment of the transferor Lender and of all of the transferor Lender's rights and obligations under this Agreement and the other Loan Documents; and

                  (iv) each such assignment shall be made pursuant to an Assignment and Acceptance.

In order to effect any such assignment, the transferor Lender and the Purchasing Lender shall execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance (including the consents required by clause (i) of the preceding sentence) with respect to such assignment, together with any Note or Notes subject to such assignment and a processing and recording fee of $3,500; and, upon receipt thereof, the Administrative Agent shall accept such Assignment and Acceptance. Upon receipt of notice from the transferor Lender that it has received the consideration described in the Assignment and Acceptance, the Administrative Agent shall record such acceptance in the Register. Upon such execution, delivery, acceptance and recording, from and after the close of business at the Administrative Agent's Principal Office on the settlement date specified in such Assignment and Acceptance:

                  (x) the Purchasing Lender shall be a party hereto and, to the extent provided in such Assignment and Acceptance, shall have the rights and obligations of a Lender hereunder, and

                  (y) the transferor Lender thereunder shall be released from its obligations under this Agreement to the extent so transferred (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party to this Agreement) from and after the settlement date.

On or prior to the settlement date specified in an Assignment and Acceptance, the Borrower, at its expense, shall execute and deliver to the Administrative Agent (for delivery to the Purchasing Lender) new Notes evidencing such Purchasing Lender's assigned Commitment or Loans and (for delivery to the transferor Lender) replacement Notes in the principal amount of the Loans or Commitment retained by the transferor Lender (such Notes to be in exchange for, but not in payment of, those Notes then held by such transferor Lender). Each such Note shall be dated the date and be substantially in the form of the predecessor Note. The Administrative Agent shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest and accrued fees shall be paid to the Purchasing Lender at the same time or times provided in the predecessor Notes and this Agreement.

                  (d)  Register. The Administrative Agent shall maintain at its
                       --------
office a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders
      --------
and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive absent manifest error and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e)  Financial and Other Information. The Borrower authorizes
                       -------------------------------
the Administrative Agent and each Lender to disclose to any Participant or Purchasing Lender (each, a "transferee") and any prospective transferee any and
                            ----------
all financial and other information in such Person's possession concerning the Borrower and its Subsidiaries and Affiliates which has been or may be delivered to such Person by or on behalf of the Borrower in connection with this Agreement or any other Loan Document or such Person's credit evaluation of the Borrower and its Subsidiaries and Affiliates.

                  (f)  Assignments to Federal Reserve Bank. Any Lender may at
                       -----------------------------------
any time assign all or any portion of its rights under this Agreement, including without limitation any Loans owing to it, and any Note held by it, to a Federal Reserve Bank. No such assignment shall relieve the transferor Lender from its obligations hereunder.

                  (g)  Special Purpose Funding Vehicles. Notwithstanding
                       --------------------------------
anything to the contrary contained herein, any Lender (a "Granting Lender") may
                                                          ---------------
grant to a special purpose funding vehicle (an "SPC") the option to fund all or
                                                ---
any part of any Loan that such Granting Lender would otherwise be obligated to fund pursuant to this Agreement; provided that (i) nothing herein shall
                                 --------
constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to fund all or any part of such Loan, the Granting Lender shall be obligated to fund such Loan pursuant to the terms hereof. The funding of a Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Loan were funded by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Lender would otherwise be liable for so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment. Notwithstanding anything to the contrary contained in this Agreement, any SPC may disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC. This Section may not be amended without the prior written consent of each Granting Lender, all or any part of whose Loan is being funded by an SPC at the time of such amendment.

                  SECTION 9.13 Governing Law; Submission to Jurisdiction Waiver
                               ------------------------------------------------
of Jury Trial; Limitation of Liability.
--------------------------------------

                  (a)  Governing Law. THIS AGREEMENT AND ALL OTHER LOAN
                       -------------
DOCUMENTS (EXCEPT TO THE EXTENT, IF ANY, OTHERWISE EXPRESSLY STATED IN SUCH OTHER LOAN DOCUMENTS) SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (b)  Certain Waivers.  EACH PARTY TO THIS AGREEMENT HEREBY
                       ---------------
IRREVOCABLY AND UNCONDITIONALLY:

                  (i) AGREES THAT ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (COLLECTIVELY, "RELATED
                                                                       -------
         LITIGATION") MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT
         ----------
         JURISDICTION SITTING IN NEW YORK, NEW YORK AND SUBMITS TO THE JURISDICTION OF SUCH COURTS (AND, TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER AGREES THAT IT WILL NOT BRING ANY RELATED LITIGATION IN ANY OTHER FORUM, BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM IN WHICH THE BORROWER OR ANY OF ITS ASSETS MAY BE LOCATED OR IN WHICH THE BORROWER MAY BE DOING BUSINESS OR THE RIGHT OF THE BORROWER TO ASSERT ANY DEFENSE OR COUNTERCLAIM TO ANY ACTION BROUGHT BY THE ADMINISTRATIVE AGENT OR ANY LENDER IN ANY FORUM);

                  (ii) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER IT;

                  (iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 9.03, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW); AND

                  (iv) WAIVES THE RIGHT TO TRIAL BY JURY IN ANY RELATED LITIGATION.

                  (c)    Limitation of Liability. TO THE FULLEST EXTENT
                         -----------------------
PERMITTED BY LAW, NO CLAIM MAY BE MADE BY ANY PARTY TO THIS AGREEMENT AGAINST ANY OTHER PARTY TO THIS AGREEMENT OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, ATTORNEY OR AGENT OF ANY OF THEM FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM ARISING FROM OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH (WHETHER FOR BREACH OF CONTRACT, TORT OR ANY OTHER THEORY OF

LIABILITY). EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM PRESENTLY EXISTS OR ARISES HEREAFTER AND WHETHER OR NOT SUCH CLAIM IS KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                       *               *               *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

Address                                            SIERRA PACIFIC RESOURCES
-------

Sierra Pacific Resources
6100 Neil Road
P.O. Box 30150                                     By_______________________
Reno, Nevada 89520                                    Name:
Attn:  Richard K. Atkinson                            Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            UNION BANK OF CALIFORNIA,
-------                                              N.A., as Administrative
                                                     Agent, as Co-Lead Arranger,
Union Bank of California, N.A.                       as Sole Bookrunner and as a
445 South Figueroa Street, 15/th/ Floor              Lender
Los Angeles, CA  90071
Attn:  Robert Olson

                                                   By__________________________
                                                      Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            WELLS FARGO BANK, N.A., as
-------                                              Syndication Agent, as
                                                     Co-Lead Arranger and as a
Wells Fargo Bank, N.A.                               Lender
555 Montgomery Street, 17/th/ Floor
San Francisco, CA  94111
Attn: Dennis Bloch
                                                   By__________________________
                                                      Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            BANK ONE, NA, as
-------                                              Co-Documentation Agent and
                                                     as a Lender
Bank One, NA
1 Bank One Plaza, Suite IL1-0363
Chicago, IL 60670
Attn:  Dawn M. Lawler                              By__________________________
                                                      Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            BNP PARIBAS, as
-------                                              Co-Documentation Agent and
                                                     as a Lender
BNP Paribas
787 Seventh Avenue
New York, NY 10019
Attn:  Sean Finnegan                               By__________________________
                                                      Name:
                                                      Title:

                                                   By__________________________
                                                      Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            MELLON BANK, N.A., as
-------                                              Co-Documentation Agent and
                                                     as a Lender
Mellon Bank, N.A.
One Mellon Center
500 Grant Street, Room 4530
Pittsburgh, PA 15258-0001                          By__________________________
Attn:  Mark W. Rogers                                 Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            BAYERISCHE LANDESBANK
-------                                              GIROZENTRALE

Bayerische Landesbank Girozentrale
560 Lexington Avenue
New York, NY 10022                                 By__________________________
Attn:  Jim Monaghan                                   Name:
                                                      Title:

                                                   By__________________________
                                                      Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            LEHMAN COMMERCIAL PAPER INC.
-------

Lehman Commercial Paper Inc.
101 Hudson Street
Jersey City, NJ 07302                              By__________________________
Attn:  Michele Swanson                                Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            FIRST UNION NATIONAL BANK
-------

First Union National Bank
301 South College Street
Charlotte, NC 38388-0251                           By__________________________
Attn:  Joe Dancy                                      Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

Address                                            MERRILL LYNCH BANK USA
-------

Merrill Lynch Bank USA
15 W. South Temple, Suite 300
Salt Lake City, UT 84101                           By__________________________
Attn:  Butch Alder                                    Name:
                                                      Title:

           Signature Page to Sierra Pacific Resources Credit Agreement

                                   Commitments
                                   -----------

                [See definitions of "Commitment" in Section 1.01]

LENDER                                                       COMMITMENT AMOUNT
------                                                       -----------------

Union Bank of California, N.A.                                 $15,000,000.00

Wells Fargo Bank, N.A.                                         $15,000,000.00

Bank One, N.A.                                                 $10,588,235.29

BNP Paribas                                                    $10,588,235.29

Bayerische Landesbank Girozentrale                             $ 7,941,176.47

Mellon Bank, N.A.                                              $ 7,058,823.53

Lehman Commercial Paper Inc.                                   $ 3,529,411.78

First Union National Bank                                      $ 2,647,058.82

Merrill Lynch Bank USA                                         $ 2,647,058.82

                   Total:                                      $75,000,000.00

                                      (i)